Exhibit 99.2

VOYA FINANCIAL™

Quarterly Investor Supplement

December 31, 2014

This report should be read in conjunction with Voya Financial, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2014. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission's website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Voya Financial Page 2 of 70 Table of Contents Page Page Consolidated Individual Life Explanatory Note on Non-GAAP Financial Information 3-4 Sources of Operating Earnings 37 Organizational Chart 5 Operating Earnings 38 Key Metrics 6 Key Metrics 39 Adjusted Operating Return on Capital and Return on Equity 7 Employee Benefits Adjusted Operating Earnings Before Interest, After Income Taxes 8 Sources of Operating Earnings 41 Operating Revenues and Operating Earnings by Segment 9 Operating Earnings 42 Adjusted Operating Earnings by Segment 10 Key Metrics 43 Consolidated Balance Sheets 11 Corporate Consolidated Statements of Operations 12 Operating Earnings 45 Ongoing Business Sources of Operating Earnings 13 Closed Blocks Consolidated Earnings Before Income Taxes 14 ISP and Other Operating Earnings 47 Operating Earnings by Segment 15-16 Closed Block Variable Annuity Income (Loss) Before Income Taxes 48 DAC/VOBA Segment Trends 17 Closed Block Variable Annuity Death and Living Benefits 49 Consolidated Capital Structure 18 Assets Under Management Rollforward 50 Consolidated Assets Under Management/Assets Under Administration 19 Investment Information Retirement Portfolio Composition 52 Sources of Operating Earnings 21 Portfolio Results 53 Operating Earnings 22 Alternative Investment Income 54 Assets Under Management/Assets Under Administration 23 Unrealized Gains (Losses) 55 Assets Under Management Rollforward 24 Asset Backed Securities 56 Annuities RMBS Securities Summary 57 Sources of Operating Earnings 26 CMBS and Other Asset-Backed Securities Summary 58 Operating Earnings 27 Mortgage Loans on Real Estate 59 Assets Under Management 28 US and Foreign Corporate Securities 60 Assets Under Management Rollforward 29 Exposure to European Debt—Fixed Maturities and Equity Securities 61 Investment Management Additional Information Sources of Operating Earnings 31 Adjustments to Operating Earnings by Segment 63 Operating Earnings 32 Calculation and Reconciliation of ROE and ROC 64 Key Metrics 33 Operating Revenues by Segment 65 Account Value Rollforward by Source 34 Ongoing Business Sources of Earnings Reconciliation 66-68 Account Value by Asset Type 35 Fixed Maturity Securities—Businesses Exited Through Reinsurance 69 Financial Ratings 70

Voya Financial Page 3 of 70 Explanatory Note on Non-GAAP Financial Information Operating earnings before income taxes is a financial measure we use to evaluate segment performance. Operating earnings before income taxes is a non-GAAP financial measure and does not replace Net income (loss) as the U.S. GAAP measure of our results of operations. Each segments Operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items: Net investment gains (losses), net of related amortization of deferred policy acquisition costs (“DAC”),value of business acquired (“VOBA”), sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (FVO) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest; Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread; Income (loss) related to businesses exited through reinsurance or divestment; Income (loss) attributable to noncontrolling interest; Income (loss) related to early extinguishment of debt; Impairment of goodwill, value of management contract rights and value of customer relationships acquired; Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments; and Other items, including restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc. Adjusted operating earnings is also a non-GAAP financial measure. This measure excludes from Operating earnings before income taxes the following items: DAC/VOBA and other intangibles unlocking; The net gains and losses included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement and the losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships (“LIHTC”) as a means of exiting this asset class; A gain related to the ammendment or recapture of certain reinsurance agreements; and Interest expense related to debt in our Corporate segment. We report ongoing business adjusted operating ROE and adjusted operating ROC because we believe these measures are useful indicators of how effectively we use capital resources allocated to our ongoing businesess. The most directly comparable U.S. GAAP measure to adjusted operating ROE and adjusted operating ROC is return on equity. For a reconciliation of these non-GAAP measures to return on equity, see the “Calculation and Reconciliation of ROE and ROC” page in this document In addition to book value per share including accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders’ equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders’ equity excluding AOCI provide a measure consistent with that view.

Voya Financial Page 4 of 70 Explanatory Note on Non-GAAP Financial Information Our Closed Block Variable Annuity (“CBVA”) segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, we exclude its results of operations from Operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment. The most directly comparable U.S. GAAP measure to Operating earnings before income taxes is Net income (loss) before income taxes. For a reconciliation of Operating earnings before Net income taxes to income (loss) before income taxes, refer to the “Consolidated Earnings Before Income Taxes” page in this document. In addition, please refer to “Adjusted Operating Earnings by Segment” for reconciliation from Total Operating earnings before income taxes to Total adjusted operating earnings before income taxes. Operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment’s Operating revenues are calculated by adjusting Total revenues for the following items: Net realized investment gains (losses) and related charges and adjustments, which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These items are net of related amortization of unearned revenue; Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in our nonperformance spread; Revenues related to businesses exited through reinsurance or divestment; Revenues attributable to noncontrolling interest; and Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments operating revenues, as well as other items where the income is passed on to third parties. Operating revenues also excludes the revenues of our CBVA segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than generating operating earnings. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment. The most directly comparable U.S. GAAP measure to Operating revenues is Total revenues. For a reconciliation of Operating revenues to Total revenues, please refer to the “Operating Revenues by Segment” page in this document. We analyze our ongoing businesses performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such: Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves. Fee based margin consists primarily of fees earned on assets under management (“AUM”), assets under administration (“AUA”), and transaction based recordkeeping fees. Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC. Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit. Trail commissions are commissions paid that are not deferred and thus recorded directly to expense. For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles in our SEC filings. For a reconciliation of the sources of earnings presentation to the line items within Operating revenues and Operating benefits and expenses, please refer to the Ongoing Business Sources of Earnings Reconciliation pages in this document. Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial Page 5 of 70 Organizational Chart Ongoing Business Investment Retirement Solutions Insurance Solutions Closed Blocks Corporate Management Retirement, Retail, Variable Annuity Institutional funds Institutional Spread Fixed income Individual Employee Products Retirement Annuities Equity Other Life Benefits Multi-asset strategies Full service Fixed indexed and solutions Term life Stop loss plans annuities Senior bank loans Universal life Group life Recordkeeping Annuity and Alternatives Indexed Voluntary services custodial universal life benefits Stable value products Variable Group disability plans universal life IRAs Brokerage accounts Advisory services

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Voya Financial
Key Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended 12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	Year-to-Date 12/31/14	12/31/13
Adjusted operating earnings before income taxes - Ongoing Business	392.8	352.0	345.8	287.3	323.6	1,377.9	1,211.8
Operating earnings before income taxes - Ongoing Business	421.8	330.9	356.1	267.5	352.2	1,376.3	1,428.6
Operating earnings before income taxes - Total Consolidated	376.9	294.3	328.3	231.1	304.9	1,230.6	1,268.6
Net income (loss)	1,335.5	517.4	412.9	271.6	653.7	2,537.4	790.6
Net income (loss) attributable to noncontrolling interest	(59.0)	116.6	166.6	13.5	105.6	237.7	190.1
Net income (loss) available to Voya Financial, Inc.'s common shareholders	1,394.5	400.8	246.3	258.1	548.1	2,299.7	600.5
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	13,004.2	11,764.9	11,665.4	11,424.0	11,423.1	13,004.2	11,423.1
Return on Equity							
Ongoing Business adjusted operating return on equity - TTM [(1) (2)]	12.1%	11.2%	10.7%	10.3%	10.3%	12.1%	10.3%
Ongoing Business adjusted operating return on equity - Annualized [(2)]	14.4%	12.3%	12.0%	9.7%	10.9%	12.1%	10.3%
Debt to Capital (Excluding AOCI)	21.3%	23.0%	23.2%	23.5%	23.5%	21.3%	23.5%
Per Share							
Total Consolidated Operating earnings per share (Diluted)	0.99	0.75	0.83	0.57	0.75	3.14	3.27
Net income (loss) available to Voya Financial, Inc.'s common shareholders per common share:							
Basic	5.71	1.59	0.97	0.99	2.10	9.09	2.40
Diluted	5.66	1.58	0.96	0.98	2.08	9.02	2.38
Book value per share (Excluding AOCI)	53.76	47.75	45.82	44.85	43.65	53.76	43.65
Shares							
Weighted-average common shares outstanding (in millions)							
Basic	244.2	252.6	254.5	261.1	261.1	253.1	250.6
Diluted	246.4	254.4	256.2	263.5	263.3	255.1	251.8
Ending shares outstanding (in millions)	241.9	246.4	254.6	254.7	261.7	241.9	261.7
Returned to Shareholders ($)							
Shares repurchased	180.7	320.0	30.5	258.9	-	790.1	-
Common dividends	2.4	2.5	2.6	2.6	2.6	10.1	5.2
Total	183.1	322.5	33.1	261.5	2.6	800.2	5.2

(1) Trailing twelve months calculation

(2) Assumes debt-to-capital ratio of 25% for all time periods presented, a weighted average pre-tax interest rate of 5.5% for all periods prior to the third quarter of 2013, when the company completed recapitalization, and the actual weighted average pre-tax interest rate for all periods starting with the third quarter of 2013.

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Voya Financial
Adjusted Operating Return on Capital and Return on Equity

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2014									
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Closed Block Variable Annuity [6]	Corporate and Other Closed Blocks		Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits			DTA [5] [6]	Other	
Ending Capital [1]	3,929	1,660	306	2,513	369	8,777	2,544	2,262	2,937	16,520
Average Capital [2] [4]	3,891	1,694	310	2,781	352	9,028	3,185	283	2,740	15,236
Adjusted operating earnings before interest and after income taxes	356.1	153.1	136.7	147.9	101.9	895.7	-		24.9	920.6
Adjusted Operating Return on Capital [2]	**9.2%**	**9.0%**	**44.2%**	**5.3%**	**28.9%**	**9.9%**	-		**N/M**	**6.0%**
Adjusted Operating Return on Equity [2] [3]						**12.1%**				

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2013								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Ending Capital [1]	4,007	1,713	302	2,848	346	9,216	3,119	2,603	14,938
Average Capital [2]	3,915	1,762	303	2,804	354	9,137	4,092	1,226	14,455
Adjusted operating earnings before interest and after income taxes	349.2	128.0	107.2	136.7	66.5	787.6	-	10.6	798.2
Adjusted Operating Return on Capital [2]	**8.9%**	**7.3%**	**35.4%**	**4.9%**	**18.8%**	**8.6%**	-	**N/M**	**5.5%**
Adjusted Operating Return on Equity [2] [3]						**10.3%**			

[1] Capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

[2] Effective with the twelve months ending March 31,2014, average capital and equity are calculated by taking the average of the quarterly capital and equity averages for the trailing four quarters, whereas in previous periods, average capital and equity were calculated by two point average (Beginning of Year and End of Current Period)

[3] Assumes debt-to-capital ratio of 25% for all time periods presented, a weighted average pre-tax interest rate of 5.5% for all periods prior to the third quarter of 2013, when the company completed recapitalization, and the actual weighted average pre-tax interest rate for all periods starting with the third quarter of 2013.

[4] Includes capital impacts related to the Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2014.

[5] Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards ("Federal NOLs"), Life Subgroup Deferred Losses related to Closed Block VA Hedge Losses, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $783 million tax valuation allowance related to Federal NOLs

[6] Reflects reallocation of approximately $750 million of capital from Closed Block VA to Corporate and Other Closed Blocks during the fourth quarter of 2014 related to Deferred Tax Assets on Closed Block VA Hedge Losses that were not previously offset by a tax valuation allowance. Effective 12/31/2014, all deferred tax assets related to Closed Block VA Hedge Losses (including those previously offset by a tax valuation allowance) along with deferred tax assets related to Federal NOLs, and Non-Life Subgroup Deferred Losses, net of remaining tax valuation allowances related to Federal NOLs will be reflected in the capital allocated to Corporate and Other Closed Blocks

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Voya Financial
Adjusted Operating Earnings Before Interest, After Income Taxes

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2014								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Operating earnings before income taxes	517.8	262.0	210.3	237.3	148.9	1,376.3	-	(145.7)	1,230.6
Less:									
Interest expense	-	-	-	-	-	-	-	(188.0)	(188.0)
DAC/VOBA and other intangibles unlocking [1]	(30.0)	26.4	-	(10.2)	(7.8)	(21.6)	-	-	(21.6)
Gain on reinsurance recapture [4]	-	-	-	20.0	-	20.0	-	-	20.0
Net gain (loss) from Lehman Recovery/LIHTC [2]	-	-	-	-	-	-	-	4.0	4.0
Adjusted operating earnings before interest	**547.8**	**235.6**	**210.3**	**227.5**	**156.7**	**1,377.9**	**-**	**38.3**	**1,416.2**
Income tax expense [3]	191.7	82.5	73.6	79.6	54.8	482.2	-	13.4	495.6
Adjusted operating earnings before interest and after income taxes	**356.1**	**153.1**	**136.7**	**147.9**	**101.9**	**895.7**	**-**	**24.9**	**920.6**

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2013								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Operating earnings before income taxes	595.8	293.8	178.1	254.8	106.1	1,428.6	-	(160.0)	1,268.6
Less:									
Interest expense	-	-	-	-	-	-	-	(179.7)	(179.7)
DAC/VOBA and other intangibles unlocking [1]	45.6	83.3	-	4.8	(0.5)	133.2	-	-	133.2
Net gain (loss) from Lehman Recovery/LIHTC [2]	12.9	13.5	13.2	39.7	4.3	83.6	-	3.4	87.0
Adjusted operating earnings before interest	**537.3**	**197.0**	**164.9**	**210.3**	**102.3**	**1,211.8**	**-**	**16.3**	**1,228.1**
Income tax expense [3]	188.1	69.0	57.7	73.6	35.8	424.2	-	5.7	429.9
Adjusted operating earnings before interest and after income taxes	**349.2**	**128.0**	**107.2**	**136.7**	**66.5**	**787.6**	**-**	**10.6**	**798.2**

[1] DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC, as described below

[2] Includes the net gain (loss) included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement and the losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships ("LIHTC") as a means of exiting this asset class. Collectively these items, net of DAC/VOBA and other intangibles impacts, are referred to as "Net gain (loss) from Lehman Recovery/LIHTC".

[3] Based on an assumed effective tax rate of 35%.

[4] Includes a gain related to the amendment or recapture of certain reinsurance agreements ("Gain on reinsurance recapture").

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Voya Financial
Operating Revenues and Operating Earnings by Segment

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(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Operating Revenues							
Retirement	630.3	605.7	592.9	598.5	612.4	2,427.4	2,399.4
Annuities	323.6	344.6	330.8	354.4	313.9	1,353.4	1,244.6
Total Retirement Solutions	953.9	950.3	923.7	952.9	926.3	3,780.8	3,644.0
Investment Management	163.4	168.3	163.2	160.5	167.1	655.4	607.7
Individual Life	646.6	679.1	699.9	692.2	692.9	2,717.8	2,791.9
Employee Benefits	345.7	345.9	342.5	338.9	316.5	1,373.0	1,262.5
Total Insurance Solutions	992.3	1,025.0	1,042.4	1,031.1	1,009.4	4,090.8	4,054.4
Ongoing Business	**2,109.6**	**2,143.6**	**2,129.3**	**2,144.5**	**2,102.8**	**8,527.0**	**8,306.1**
Corporate	19.5	22.9	23.6	25.3	33.6	91.3	87.4
Total Closed Blocks	27.7	25.4	24.0	25.6	27.0	102.7	136.8
Total operating revenues	**2,156.8**	**2,191.9**	**2,176.9**	**2,195.4**	**2,163.4**	**8,721.0**	**8,530.3**
Operating Earnings							
Retirement	149.9	117.2	135.8	114.9	138.6	517.8	595.8
Annuities	64.7	78.3	64.2	54.8	83.2	262.0	293.8
Total Retirement Solutions	214.6	195.5	200.0	169.7	221.8	779.8	889.6
Investment Management	47.0	58.6	54.9	49.8	52.9	210.3	178.1
Individual Life	103.0	39.8	63.4	31.1	47.0	237.3	254.8
Employee Benefits	57.2	37.0	37.8	16.9	30.5	148.9	106.1
Total Insurance Solutions	160.2	76.8	101.2	48.0	77.5	386.2	360.9
Ongoing Business	**421.8**	**330.9**	**356.1**	**267.5**	**352.2**	**1,376.3**	**1,428.6**
Corporate	(47.7)	(47.1)	(38.3)	(37.3)	(44.0)	(170.4)	(210.6)
Total Closed Blocks	2.8	10.5	10.5	0.9	(3.3)	24.7	50.6
Total operating earnings before income taxes	**376.9**	**294.3**	**328.3**	**231.1**	**304.9**	**1,230.6**	**1,268.6**
Closed Block Variable Annuity	(322.3)	131.0	(84.1)	20.2	(226.4)	(255.2)	(1,209.3)
Net investment gains (losses) and related charges and adjustments	41.1	43.4	73.0	57.6	105.4	215.1	212.1
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(32.3)	33.4	(20.3)	6.4	(26.6)	(12.8)	19.4
Income (loss) related to businesses exited through reinsurance or divestment	(88.0)	(31.9)	(26.9)	(10.5)	(12.8)	(157.3)	(59.8)
Income (loss) attributable to noncontrolling interests	(59.0)	116.6	166.6	13.5	105.6	237.7	190.1
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(372.7)	-	-	-	405.2	(372.7)	405.2
Other adjustments to operating earnings*	(34.6)	(32.0)	(17.6)	(16.0)	(27.7)	(100.2)	(68.2)
Total non-operating	**(867.8)**	**260.5**	**90.7**	**71.2**	**322.7**	**(445.4)**	**(510.5)**
Income (loss) before income taxes	**(490.9)**	**554.8**	**419.0**	**302.3**	**627.6**	**785.2**	**758.1**
Less: Income tax expense (benefit)	(1,826.4)	37.4	6.1	30.7	(26.1)	(1,752.2)	(32.5)
Net income (loss)	**1,335.5**	**517.4**	**412.9**	**271.6**	**653.7**	**2,537.4**	**790.6**
Net income (loss) attributable to noncontrolling interest	(59.0)	116.6	166.6	13.5	105.6	237.7	190.1
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**1,394.5**	**400.8**	**246.3**	**258.1**	**548.1**	**2,299.7**	**600.5**

* Other adjustments to operating earnings above includes:
Restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Voya Financial Page 10 of 70 Adjusted Operating Earnings by Segment (in millions USD) Three Months Ended Year-to-Date 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 12/31/14 12/31/13 Operating Earnings Retirement 149.9 117.2 135.8 114.9 138.6 517.8 595.8 Annuities 64.7 78.3 64.2 54.8 83.2 262.0 293.8 Total Retirement Solutions 214.6 195.5 200.0 169.7 221.8 779.8 889.6 Investment Management 47.0 58.6 54.9 49.8 52.9 210.3 178.1 Individual Life 103.0 39.8 63.4 31.1 47.0 237.3 254.8 Employee Benefits 57.2 37.0 37.8 16.9 30.5 148.9 106.1 Total Insurance Solutions 160.2 76.8 101.2 48.0 77.5 386.2 360.9 Ongoing Business 421.8 330.9 356.1 267.5 352.2 1,376.3 1,428.6 Corporate (47.7) (47.1) (38.3) (37.3) (44.0) (170.4) (210.6) Total Closed Blocks 2.8 10.5 10.5 0.9 (3.3) 24.7 50.6 Total operating earnings before income taxes 376.9 294.3 328.3 231.1 304.9 1,230.6 1,268.6 Adjustments to operating earnings Retirement 4.6 (30.4) 7.1 (11.3) 4.2 (30.0) 58.5 Annuities (1.1) 17.8 6.5 3.2 27.6 26.4 96.8 Total Retirement Solutions 3.5 (12.6) 13.6 (8.1) 31.8 (3.6) 155.3 Investment Management — — — — 1.7 — 13.2 Individual Life 25.5 (7.1) (1.5) (7.1) (4.7) 9.8 44.5 Employee Benefits — (1.4) (1.8) (4.6) (0.2) (7.8) 3.8 Total Insurance Solutions 25.5 (8.5) (3.3) (11.7) (4.9) 2.0 48.3 Ongoing Business 29.0 (21.1) 10.3 (19.8) 28.6 (1.6) 216.8 Corporate (47.4) (46.8) (41.0) (48.8) (43.8) (184.0) (176.5) Total Closed Blocks — — — — (0.4) — 0.2 Total adjustments to operating earnings (18.4) (67.9) (30.7) (68.6) (15.6) (185.6) 40.5 Adjusted Operating Earnings Retirement 145.3 147.6 128.7 126.2 134.4 547.8 537.3 Annuities 65.8 60.5 57.7 51.6 55.6 235.6 197.0 Total Retirement Solutions 211.1 208.1 186.4 177.8 190.0 783.4 734.3 Investment Management 47.0 58.6 54.9 49.8 51.2 210.3 164.9 Individual Life 77.5 46.9 64.9 38.2 51.7 227.5 210.3 Employee Benefits 57.2 38.4 39.6 21.5 30.7 156.7 102.3 Total Insurance Solutions 134.7 85.3 104.5 59.7 82.4 384.2 312.6 Ongoing Business 392.8 352.0 345.8 287.3 323.6 1,377.9 1,211.8 Corporate (0.3) (0.3) 2.7 11.5 (0.2) 13.6 (34.1) Total Closed Blocks 2.8 10.5 10.5 0.9 (2.9) 24.7 50.4 Total adjusted operating earnings before interest and income taxes 395.3 362.2 359.0 299.7 320.5 1,416.2 1,228.1

Voya Financial
Consolidated Balance Sheets

Page 11 of 70

(in millions USD)	Balances as of 12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Assets					
Total investments	90,833.8	89,824.4	89,821.3	88,891.4	87,050.8
Cash and cash equivalents	2,530.9	1,908.5	3,142.0	2,499.8	2,840.8
Assets held in separate accounts	106,007.8	107,059.3	110,648.2	107,840.0	106,827.1
Reinsurance recoverable	7,116.9	6,752.5	6,637.1	6,785.8	6,702.2
Short term investments under securities loan agreement and accrued investment income	1,718.7	1,520.7	1,509.7	1,494.2	1,450.0
Deferred policy acquisition costs, Value of business acquired	4,570.9	4,779.9	4,511.2	4,860.8	5,351.6
Goodwill and other intangible assets	284.4	296.1	303.2	312.5	323.7
Other assets [1]	2,564.8	1,319.7	1,384.7	1,274.7	1,477.6
Assets related to consolidated investment entities	11,323.2	10,842.7	10,120.6	9,551.5	8,999.4
Total Assets	**226,951.4**	**224,303.8**	**228,078.0**	**223,510.7**	**221,023.2**
Liabilities					
Future policy benefits and contract owner account balances	85,010.7	84,139.1	84,424.5	84,256.1	84,006.7
Liabilities related to separate accounts	106,007.8	107,059.3	110,648.2	107,840.0	106,827.1
Funds held under reinsurance agreements	1,159.6	1,136.7	1,167.6	1,174.5	1,181.5
Payables under securities loan agreements, including collateral held	1,445.0	927.1	904.9	864.5	769.4
Long-term debt	3,515.7	3,515.5	3,515.2	3,515.0	3,514.7
Other liabilities [2]	3,093.5	2,874.2	3,217.4	2,999.6	3,144.9
Liabilities related to consolidated investment entities	8,195.9	7,507.7	6,936.9	6,493.0	6,064.9
Total Liabilities	**208,428.2**	**207,159.6**	**210,814.7**	**207,142.7**	**205,509.2**
Shareholders' Equity					
Common stock	2.6	2.6	2.6	2.6	2.6
Treasury stock	(807.0)	(624.2)	(304.2)	(269.8)	-
Additional paid-in capital	23,650.1	23,621.5	23,599.9	23,579.5	23,563.7
Retained earnings (deficit)	(9,841.5)	(11,235.0)	(11,632.9)	(11,888.3)	(12,143.2)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**13,004.2**	**11,764.9**	**11,665.4**	**11,424.0**	**11,423.1**
Accumulated other comprehensive income	3,103.7	2,820.2	3,152.7	2,577.5	1,849.1
Total Voya Financial, Inc. Shareholders' Equity	**16,107.9**	**14,585.1**	**14,818.1**	**14,001.5**	**13,272.2**
Noncontrolling interest	2,415.3	2,559.1	2,445.2	2,366.5	2,241.8
Total Shareholders' Equity	**18,523.2**	**17,144.2**	**17,263.3**	**16,368.0**	**15,514.0**
Total Liabilities and Shareholders' Equity	**226,951.4**	**224,303.8**	**228,078.0**	**223,510.7**	**221,023.2**

[1] Includes Other assets, Sales inducements to contract holders, and Current/Deferred income taxes

[2] Includes Other liabilities, Derivatives, Pension and other postretirement provisions, and Current/Deferred income taxes

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Voya Financial
Consolidated Statements of Operations

Page 12 of 70

(in millions USD)	Three Months Ended 12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	Year-to-Date 12/31/14	12/31/13
Revenues							
Net investment income	1,184.7	1,163.6	1,120.9	1,145.6	1,156.5	4,614.8	4,689.0
Fee income	894.5	908.9	897.3	931.8	943.9	3,632.5	3,666.3
Premiums	801.0	595.1	629.4	600.9	515.4	2,626.4	1,956.3
Net realized capital gains (losses)	(518.3)	181.0	(366.5)	(190.6)	(577.0)	(894.4)	(2,534.8)
Income (loss) related to consolidated investment entities	32.9	241.5	306.7	77.7	213.5	658.8	548.7
Other revenues	116.0	101.0	110.3	105.5	111.7	432.8	433.0
Total revenues	**2,510.8**	**3,191.1**	**2,698.1**	**2,670.9**	**2,364.0**	**11,070.9**	**8,758.5**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,541.7)	(1,732.9)	(1,305.2)	(1,358.1)	(1,118.8)	(5,937.9)	(4,497.8)
Operating expenses	(1,246.6)	(767.3)	(758.3)	(789.5)	(394.6)	(3,561.7)	(2,686.7)
Net amortization of DAC/VOBA	(106.9)	(30.6)	(115.7)	(126.1)	(123.2)	(379.3)	(442.8)
Interest expense	(47.4)	(47.2)	(47.5)	(47.6)	(48.2)	(189.7)	(184.8)
Operating expenses related to consolidated investment entities	(59.1)	(58.3)	(52.4)	(47.3)	(51.6)	(217.1)	(188.3)
Total benefits and expenses	**(3,001.7)**	**(2,636.3)**	**(2,279.1)**	**(2,368.6)**	**(1,736.4)**	**(10,285.7)**	**(8,000.4)**
Income (loss) before income taxes	**(490.9)**	**554.8**	**419.0**	**302.3**	**627.6**	**785.2**	**758.1**

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Voya Financial Page 13 of 70 Ongoing Business Sources of Operating Earnings Three Months Ended Year-to-Date (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 12/31/14 12/31/13 Sources of operating earnings before income taxes: Investment spread and other investment income 386.9 394.2 361.9 361.9 384.7 1,504.9 1,546.8 Fee based margin 403.5 389.8 385.3 381.2 388.7 1,559.8 1,466.2 Net underwriting gain (loss) and other revenue 251.0 181.5 219.4 173.6 180.7 825.5 763.6 Administrative expenses (418.0) (404.1) (417.9) (436.4) (422.4) (1,676.4) (1,643.1) Trail commissions (69.0) (73.9) (71.1) (73.7) (68.1) (287.7) (264.0) DAC/VOBA and other intangibles amortization, excluding unlocking (141.6) (135.5) (131.8) (119.3) (136.1) (528.2) (601.0) DAC/VOBA and other intangibles unlocking 9.0 (21.1) 10.3 (19.8) 24.7 (21.6) 160.1 Operating earnings before income taxes 421.8 330.9 356.1 267.5 352.2 1,376.3 1,428.6

Page 14 of 70

Voya Financial
Consolidated Earnings Before Income Taxes

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Operating revenues							
Net investment income and net realized gains (losses)	967.9	987.4	952.6	961.4	1,005.8	3,869.3	4,007.8
Fee income	646.7	651.2	654.4	649.3	644.1	2,601.6	2,512.5
Premiums	496.6	517.4	534.9	549.3	473.3	2,098.2	1,870.6
Other revenue	45.6	35.9	35.0	35.4	40.2	151.9	139.4
Total operating revenues	**2,156.8**	**2,191.9**	**2,176.9**	**2,195.4**	**2,163.4**	**8,721.0**	**8,530.3**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,109.9)	(1,289.9)	(1,154.2)	(1,228.6)	(1,166.3)	(4,782.6)	(4,556.8)
Operating expenses	(535.2)	(532.9)	(534.0)	(560.7)	(547.6)	(2,162.8)	(2,121.3)
Net amortization of DAC/VOBA	(87.0)	(28.1)	(113.3)	(128.0)	(96.8)	(356.4)	(400.4)
Interest expense	(47.8)	(46.7)	(47.1)	(47.0)	(47.8)	(188.6)	(183.2)
Total operating benefits and expenses	**(1,779.9)**	**(1,897.6)**	**(1,848.6)**	**(1,964.3)**	**(1,858.5)**	**(7,490.4)**	**(7,261.7)**
Operating earnings before income taxes	**376.9**	**294.3**	**328.3**	**231.1**	**304.9**	**1,230.6**	**1,268.6**
Adjustments:							
Closed Block Variable Annuity	(322.3)	131.0	(84.1)	20.2	(226.4)	(255.2)	(1,209.3)
Net investment gains (losses) and related charges and adjustments	41.1	43.4	73.0	57.6	105.4	215.1	212.1
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(32.3)	33.4	(20.3)	6.4	(26.6)	(12.8)	19.4
Income (loss) related to businesses exited through reinsurance or divestment	(88.0)	(31.9)	(26.9)	(10.5)	(12.8)	(157.3)	(59.8)
Income (loss) attributable to noncontrolling interests	(59.0)	116.6	166.6	13.5	105.6	237.7	190.1
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(372.7)	-	-	-	405.2	(372.7)	405.2
Other adjustments to operating earnings*	(34.6)	(32.0)	(17.6)	(16.0)	(27.7)	(100.2)	(68.2)
Total non-operating	**(867.8)**	**260.5**	**90.7**	**71.2**	**322.7**	**(445.4)**	**(510.5)**
Income (loss) before income taxes	**(490.9)**	**554.8**	**419.0**	**302.3**	**627.6**	**785.2**	**758.1**

* Other adjustments to operating earnings above includes:
Restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Voya Financial
Operating Earnings by Segment

(in millions USD)

	Three Months Ended December 31, 2014								
	Retirement Solutions		Investment	Insurance Solutions					
	Retirement	Annuities	Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	394.4	280.9	(4.6)	223.5	27.8	922.0	19.6	26.3	967.9
Fee income	194.8	14.6	148.7	273.2	15.4	646.7	-	-	646.7
Premiums	21.8	24.7	-	145.1	303.4	495.0	-	1.6	496.6
Other revenue	19.3	3.4	19.3	4.8	(0.9)	45.9	(0.1)	(0.2)	45.6
Total operating revenues	**630.3**	**323.6**	**163.4**	**646.6**	**345.7**	**2,109.6**	**19.5**	**27.7**	**2,156.8**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(230.9)	(181.8)	-	(455.7)	(220.9)	(1,089.3)	-	(20.6)	(1,109.9)
Operating expenses	(214.3)	(32.9)	(116.4)	(83.5)	(64.5)	(511.6)	(19.4)	(4.2)	(535.2)
Net amortization of DAC/VOBA	(35.2)	(44.2)	-	(4.4)	(3.1)	(86.9)	-	(0.1)	(87.0)
Interest expense	-	-	-	-	-	-	(47.8)	-	(47.8)
Total operating benefits and expenses	**(480.4)**	**(258.9)**	**(116.4)**	**(543.6)**	**(288.5)**	**(1,687.8)**	**(67.2)**	**(24.9)**	**(1,779.9)**
Operating earnings before income taxes	**149.9**	**64.7**	**47.0**	**103.0**	**57.2**	**421.8**	**(47.7)**	**2.8**	**376.9**

	Three Months Ended December 31, 2013								
	Retirement Solutions		Investment	Insurance Solutions					
	Retirement	Annuities	Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	397.4	283.4	11.7	224.5	29.2	946.2	33.0	26.6	1,005.8
Fee income	196.1	12.2	141.4	278.5	15.9	644.1	-	-	644.1
Premiums	0.7	14.4	-	185.3	272.4	472.8	-	0.5	473.3
Other revenue	18.2	3.9	14.0	4.6	(1.0)	39.7	0.6	(0.1)	40.2
Total operating revenues	**612.4**	**313.9**	**167.1**	**692.9**	**316.5**	**2,102.8**	**33.6**	**27.0**	**2,163.4**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(218.2)	(180.4)	-	(518.8)	(223.9)	(1,141.3)	0.2	(25.2)	(1,166.3)
Operating expenses	(220.1)	(32.1)	(114.2)	(88.9)	(57.1)	(512.4)	(30.2)	(5.0)	(547.6)
Net amortization of DAC/VOBA	(35.5)	(18.2)	-	(38.2)	(5.0)	(96.9)	0.2	(0.1)	(96.8)
Interest expense	-	-	-	-	-	-	(47.8)	-	(47.8)
Total operating benefits and expenses	**(473.8)**	**(230.7)**	**(114.2)**	**(645.9)**	**(286.0)**	**(1,750.6)**	**(77.6)**	**(30.3)**	**(1,858.5)**
Operating earnings before income taxes	**138.6**	**83.2**	**52.9**	**47.0**	**30.5**	**352.2**	**(44.0)**	**(3.3)**	**304.9**

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Voya Financial
Operating Earnings by Segment

Page 16 of 70

(in millions USD)

	Twelve Months Ended December 31, 2014								
	Retirement Solutions		Investment	Insurance Solutions					
Operating revenues	Retirement	Annuities	Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Net investment income and net realized gains (losses)	1,556.1	1,109.6	19.7	885.1	111.3	3,681.8	90.9	96.6	3,869.3
Fee income	772.3	57.0	591.1	1,111.6	69.6	2,601.6	-	-	2,601.6
Premiums	26.6	169.0	-	699.6	1,196.2	2,091.4	-	6.8	2,098.2
Other revenue	72.4	17.8	44.6	21.5	(4.1)	152.2	0.4	(0.7)	151.9
Total operating revenues	**2,427.4**	**1,353.4**	**655.4**	**2,717.8**	**1,373.0**	**8,527.0**	**91.3**	**102.7**	**8,721.0**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(860.3)	(813.1)	-	(2,115.6)	(940.7)	(4,729.7)	-	(52.9)	(4,782.6)
Operating expenses	(866.2)	(139.8)	(445.1)	(359.2)	(254.7)	(2,065.0)	(73.1)	(24.7)	(2,162.8)
Net amortization of DAC/VOBA	(183.1)	(138.5)	-	(5.7)	(28.7)	(356.0)	-	(0.4)	(356.4)
Interest expense	-	-	-	-	-	-	(188.6)	-	(188.6)
Total operating benefits and expenses	**(1,909.6)**	**(1,091.4)**	**(445.1)**	**(2,480.5)**	**(1,224.1)**	**(7,150.7)**	**(261.7)**	**(78.0)**	**(7,490.4)**
Operating earnings before income taxes	**517.8**	**262.0**	**210.3**	**237.3**	**148.9**	**1,376.3**	**(170.4)**	**24.7**	**1,230.6**

	Twelve Months Ended December 31, 2013								
	Retirement Solutions		Investment	Insurance Solutions					
Operating revenues	Retirement	Annuities	Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Net investment income and net realized gains (losses)	1,569.6	1,149.9	37.0	915.5	117.6	3,789.6	85.7	132.5	4,007.8
Fee income	759.9	45.1	530.8	1,113.7	63.0	2,512.5	-	-	2,512.5
Premiums	5.7	36.4	-	737.9	1,085.9	1,865.9	-	4.7	1,870.6
Other revenue	64.2	13.2	39.9	24.8	(4.0)	138.1	1.7	(0.4)	139.4
Total operating revenues	**2,399.4**	**1,244.6**	**607.7**	**2,791.9**	**1,262.5**	**8,306.1**	**87.4**	**136.8**	**8,530.3**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(848.4)	(730.9)	-	(2,001.5)	(903.4)	(4,484.2)	(10.6)	(62.0)	(4,556.8)
Operating expenses	(839.9)	(127.0)	(429.6)	(358.3)	(236.1)	(1,990.9)	(106.6)	(23.8)	(2,121.3)
Net amortization of DAC/VOBA	(115.3)	(92.9)	-	(176.2)	(16.9)	(401.3)	1.3	(0.4)	(400.4)
Interest expense	-	-	-	(1.1)	-	(1.1)	(182.1)	-	(183.2)
Total operating benefits and expenses	**(1,803.6)**	**(950.8)**	**(429.6)**	**(2,537.1)**	**(1,156.4)**	**(6,877.5)**	**(298.0)**	**(86.2)**	**(7,261.7)**
Operating earnings before income taxes	**595.8**	**293.8**	**178.1**	**254.8**	**106.1**	**1,428.6**	**(210.6)**	**50.6**	**1,268.6**

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Voya Financial
DAC/VOBA Segment Trends

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Retirement							
Balance as of beginning-of-period	1,141.9	1,102.9	1,219.1	1,415.3	1,381.4	1,415.3	712.4
Deferrals of commissions and expenses	26.0	26.0	22.7	23.6	27.1	98.3	106.6
Amortization	(40.8)	(47.6)	(52.7)	(39.2)	(53.6)	(180.3)	(164.1)
Unlocking	13.3	(25.8)	25.7	5.1	19.0	18.3	118.1
Change in unrealized capital gains/losses	(59.4)	86.4	(111.9)	(185.7)	41.5	(270.6)	642.3
Balance as of End-of-Period	**1,081.0**	**1,141.9**	**1,102.9**	**1,219.1**	**1,415.3**	**1,081.0**	**1,415.3**
Annuities							
Balance as of beginning-of-period	507.5	445.2	508.4	591.7	560.5	591.7	260.7
Deferrals of commissions and expenses	24.5	24.4	30.7	31.5	27.8	111.1	89.5
Amortization	(38.2)	(72.1)	(28.9)	(41.3)	(38.3)	(180.5)	(208.9)
Unlocking	(1.9)	31.0	6.5	12.5	16.6	48.1	93.3
Change in unrealized capital gains/losses	0.4	79.0	(71.5)	(86.1)	25.0	(78.2)	357.0
Balance as of End-of-Period	**492.3**	**507.5**	**445.2**	**508.4**	**591.7**	**492.3**	**591.7**
Individual Life							
Balance as of beginning-of-period	2,557.9	2,400.4	2,560.5	2,752.9	2,717.4	2,752.9	2,127.6
Deferrals of commissions and expenses	36.2	37.8	36.4	32.7	36.8	143.1	179.5
Amortization	(56.4)	(48.4)	(45.1)	(32.8)	(46.6)	(182.7)	(217.4)
Unlocking	40.1	129.2	(0.9)	(4.1)	0.5	164.3	25.4
Change in unrealized capital gains/losses	(137.4)	38.9	(150.5)	(188.2)	44.9	(437.2)	637.8
Balance as of End-of-Period	**2,440.4**	**2,557.9**	**2,400.4**	**2,560.5**	**2,752.9**	**2,440.4**	**2,752.9**
Other [(1)]							
Balance as of beginning-of-period	90.3	98.9	96.7	102.7	104.0	102.7	102.6
Deferrals of commissions and expenses	5.6	5.3	7.4	4.2	5.0	22.5	21.2
Amortization	(10.8)	(4.8)	(4.3)	(3.7)	(3.0)	(23.6)	(19.4)
Unlocking	6.9	(9.0)	(1.1)	(6.8)	(2.4)	(10.0)	(2.4)
Change in unrealized capital gains/losses	(0.4)	(0.1)	0.2	0.3	(0.9)	-	0.7
Balance as of End-of-Period	**91.6**	**90.3**	**98.9**	**96.7**	**102.7**	**91.6**	**102.7**
Closed Block Variable Annuity							
Balance as of beginning-of-period	482.3	463.8	476.2	489.0	501.7	489.0	453.0
Deferrals of commissions and expenses	2.0	1.9	2.4	3.0	2.7	9.3	12.7
Amortization	(13.4)	(21.2)	(16.5)	(16.2)	(17.0)	(67.3)	(62.7)
Unlocking	(5.4)	37.8	1.6	0.4	1.6	34.4	(4.7)
Change in unrealized capital gains/losses	0.1	-	0.1	-	-	0.2	90.7
Balance as of End-of-Period	**465.6**	**482.3**	**463.8**	**476.2**	**489.0**	**465.6**	**489.0**
Total							
Balance as of beginning-of-period	4,779.9	4,511.2	4,860.8	5,351.6	5,265.0	5,351.6	3,656.3
Deferrals of commissions and expenses	94.3	95.4	99.6	95.0	99.3	384.3	409.5
Amortization	(159.6)	(194.1)	(147.5)	(133.2)	(158.5)	(634.4)	(672.5)
Unlocking	53.0	163.2	31.8	7.1	35.3	255.1	229.7
Change in unrealized capital gains/losses	(196.7)	204.2	(333.5)	(459.7)	110.5	(785.7)	1,728.6
Balance as of End-of-Period	**4,570.9**	**4,779.9**	**4,511.2**	**4,860.8**	**5,351.6**	**4,570.9**	**5,351.6**

(1) Employee Benefits, Investment Management, Other Closed Blocks

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Voya Financial Page 18 of 70 Consolidated Capital Structure Balances as of (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 Financial Debt Senior bonds 2,747.0 2,746.8 2,746.5 2,746.3 2,746.0 Subordinated bonds 763.8 763.8 763.8 763.8 763.8 Other debt 4.9 4.9 4.9 4.9 4.9 Total Debt 3,515.7 3,515.5 3,515.2 3,515.0 3,514.7 Equity Total common equity 13,004.2 11,764.9 11,665.4 11,424.0 11,423.1 Accumulated other comprehensive income (AOCI) 3,103.7 2,820.2 3,152.7 2,577.5 1,849.1 Total Voya Financial, Inc. Shareholders’ Equity 16,107.9 14,585.1 14,818.1 14,001.5 13,272.2 Total Equity (Excluding AOCI) 13,004.2 11,764.9 11,665.4 11,424.0 11,423.1 Capital Total Capitalization 19,623.6 18,100.6 18,333.3 17,516.5 16,786.9 Total Capitalization (Excluding AOCI) 16,519.9 15,280.4 15,180.6 14,939.0 14,937.8 Debt to Capital Debt to Capital 17.9% 19.4% 19.2% 20.1% 20.9% Debt to Capital (Excluding AOCI) 21.3% 23.0% 23.2% 23.5% 23.5%

Page 19 of 70

Voya Financial
Consolidated Assets Under Management/Assets Under Administration

(in millions USD)

Balances as of December 31, 2014	General Account	Separate Account	Institutional/ Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration	Total AUM + AUA
Retirement [1]	27,716.3	59,641.9	22,335.1	109,693.3	244,851.2	354,544.5
Annuities [2]	21,795.5	792.5	4,062.0	26,650.0	-	26,650.0
Retirement Solutions	**49,511.8**	**60,434.4**	**26,397.1**	**136,343.3**	**244,851.2**	**381,194.5**
Investment Management	**77,630.2**	**49,789.4**	**78,811.1**	**206,230.7**	**52,396.5**	**258,627.2**
Insurance						
Individual Life [3]	12,995.3	2,713.0	-	15,708.3	-	15,708.3
Employee Benefits	1,761.1	16.1	-	1,777.2	-	1,777.2
Insurance Solutions	**14,756.4**	**2,729.1**	**-**	**17,485.5**	**-**	**17,485.5**
Eliminations	**(68,732.8)**	**(47,824.0)**	**(9,940.3)**	**(126,497.1)**	**(52,361.3)**	**(178,858.4)**
Total Ongoing Business	**73,165.6**	**65,128.9**	**95,267.9**	**233,562.4**	**244,886.4**	**478,448.8**
Closed Block Variable Annuity	2,556.3	40,657.9	-	43,214.2	-	43,214.2
Closed Block Institutional Spread Products	1,611.1	-	-	1,611.1	-	1,611.1
Closed Block Other	297.2	221.0	-	518.2	-	518.2
Total AUM and AUA	**77,630.2**	**106,007.8**	**95,267.9**	**278,905.9**	**244,886.4**	**523,792.3**

[1] Retirement AUM include wrapped funds as well as unwrapped Voya-managed funds
[2] Annuities AUM includes Payout annuities
[3] Individual Life AUM includes assets backing interest and non-interest sensitive products

RETIREMENT | INVESTMENTS | INSURANCE

Retirement

Page 21 of 70

Voya Financial
Retirement Sources of Operating Earnings

(in millions USD)	Three Months Ended 12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	Year-to-Date 12/31/14	12/31/13
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1] [2]	184.4	185.3	173.8	178.6	181.4	722.1	725.5
Fee based margin	216.6	211.8	211.9	209.5	215.0	849.8	829.2
Net underwriting gain (loss) and other revenue	(4.6)	(3.5)	(5.0)	(3.2)	(2.3)	(16.3)	(10.9)
Administrative expenses	(174.3)	(169.5)	(178.5)	(188.0)	(181.8)	(710.3)	(698.2)
Trail commissions	(35.7)	(34.9)	(34.5)	(33.7)	(35.3)	(138.8)	(128.5)
DAC/VOBA and other intangibles amortization, excluding unlocking [1]	(41.1)	(41.6)	(39.0)	(37.0)	(42.8)	(158.7)	(171.6)
DAC/VOBA and other intangibles unlocking [1]	4.6	(30.4)	7.1	(11.3)	4.4	(30.0)	50.3
Operating earnings before income taxes	**149.9**	**117.2**	**135.8**	**114.9**	**138.6**	**517.8**	**595.8**
Gross investment income							
Fixed income	354.7	353.4	351.0	363.7	364.1	1,422.8	1,442.0
Limited partnership income	0.7	3.5	2.6	3.0	2.8	9.8	6.9
Prepayment fee income	19.5	13.8	8.4	4.3	9.1	46.0	30.1
Total gross investment income	**374.9**	**370.7**	**362.0**	**371.0**	**376.0**	**1,478.6**	**1,479.0**
Investment expenses	(14.8)	(15.0)	(14.7)	(15.1)	(14.9)	(59.6)	(57.9)
Credited interest	(203.9)	(202.7)	(200.3)	(204.3)	(210.0)	(811.2)	(821.0)
Net margin	**156.2**	**153.0**	**147.0**	**151.6**	**151.1**	**607.8**	**600.1**
Other investment income [2] [3]	28.2	32.3	26.8	27.0	30.3	114.3	125.4
Investment spread and other investment income	**184.4**	**185.3**	**173.8**	**178.6**	**181.4**	**722.1**	**725.5**
Fee based margin							
Fee based margin - excluding Recordkeeping	163.2	161.2	158.3	155.4	157.3	638.1	594.4
Fee based margin - Recordkeeping	53.5	50.7	53.5	54.1	57.7	211.8	234.9
Fee based margin	**216.6**	**211.8**	**211.9**	**209.5**	**215.0**	**849.8**	**829.2**

[1] The twelve months ended 12/31/13 include $15.2 million of net investment income, $(7.0) million of DAC/VOBA and other intangibles amortization, $4.7 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery/LIHTC.

[2] The twelve months ended 12/31/14 and 12/31/13 include $2.2 million and $0.2 million, respectively, of prepayment income on assets backing surplus that has been allocated from the corporate segment.

[3] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

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Voya Financial Page 22 of 70 Retirement Operating Earnings Three Months Ended Year-to-Date (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 12/31/14 12/31/13 Operating revenues Net investment income and net realized gains (losses) 394.4 393.6 379.6 388.5 397.4 1,556.1 1,569.6 Fee income 194.8 193.5 192.9 191.1 196.1 772.3 759.9 Premiums 21.8 0.7 3.4 0.7 0.7 26.6 5.7 Other revenue 19.3 17.9 17.0 18.2 18.2 72.4 64.2 Total operating revenues 630.3 605.7 592.9 598.5 612.4 2,427.4 2,399.4 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (230.9) (209.4) (209.3) (210.7) (218.2) (860.3) (848.4) Operating expenses (214.3) (208.6) (217.3) (226.0) (220.1) (866.2) (839.9) Net amortization of DAC/VOBA (35.2) (70.5) (30.5) (46.9) (35.5) (183.1) (115.3) Total operating benefits and expenses (480.4) (488.5) (457.1) (483.6) (473.8) (1,909.6) (1,803.6) Operating earnings before income taxes 149.9 117.2 135.8 114.9 138.6 517.8 595.8

Voya Financial Page 23 of 70 Retirement AUM/AUA Balances as of (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 Assets under management by product group Corporate markets 43,806.9 42,269.8 42,499.1 40,967.4 40,123.7 Tax-exempt markets 53,896.6 53,406.6 53,910.8 53,564.2 53,200.5 Total full service plans 97,703.5 95,676.4 96,409.9 94,531.6 93,324.2 Stable value 8,778.4 8,827.1 8,843.6 8,908.6 8,914.3 Individual markets 3,211.4 3,151.2 3,174.8 3,074.9 2,998.4 Total AUM 109,693.3 107,654.7 108,428.2 106,515.1 105,236.9 AUA 244,851.2 240,939.0 241,664.0 235,906.0 237,777.1 Total AUM and AUA 354,544.5 348,593.7 350,092.2 342,421.1 343,014.0 Assets under management by fund group General account 27,716.3 27,498.0 27,389.5 28,205.7 28,169.2 Guaranteed separate account 7,932.7 8,111.5 8,159.8 8,114.6 8,120.0 Non-guaranteed separate account 51,709.2 51,000.6 51,960.0 50,164.8 49,534.0 Mutual funds/Institutional funds 22,335.1 21,044.6 20,918.9 20,030.0 19,413.7 Total AUM 109,693.3 107,654.7 108,428.2 106,515.1 105,236.9 AUA 244,851.2 240,939.0 241,664.0 235,906.0 237,777.1 Total AUM and AUA 354,544.5 348,593.7 350,092.2 342,421.1 343,014.0

Voya Financial
Retirement AUM Rollforward

Page 24 of 70

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Full service - Corporate markets							
Assets under management, beginning of period	42,269.8	42,499.1	40,967.4	40,123.7	37,677.7	40,123.7	33,265.9
Transfer/Single deposits	1,469.0	884.6	913.8	900.7	1,251.5	4,168.1	3,674.3
Recurring deposits	926.0	956.3	953.5	1,108.9	845.1	3,944.7	3,668.7
Deposits	2,395.0	1,840.9	1,867.3	2,009.6	2,096.6	8,112.8	7,343.0
Surrenders, benefits, and product charges	(1,919.9)	(1,595.7)	(1,678.9)	(1,669.6)	(1,839.9)	(6,864.1)	(6,523.4)
Net Flows	475.1	245.2	188.4	340.0	256.7	1,248.7	819.6
Interest credited and investment performance	1,062.0	(474.4)	1,343.3	503.7	2,189.3	2,434.6	6,038.2
Transfer to reinsurer [3]	-	-	-	-	-	-	-
Assets under management, end of period	**43,806.9**	**42,269.8**	**42,499.1**	**40,967.4**	**40,123.7**	**43,806.9**	**40,123.7**
Full service - Tax-exempt markets							
Assets under management, beginning of period	53,406.6	53,910.8	53,564.2	53,200.5	51,183.9	53,200.5	46,986.1
Transfer/Single deposits	837.9	338.5	241.6	269.7	271.2	1,687.7	1,604.2
Recurring deposits	735.8	669.9	764.9	779.4	756.5	2,950.0	3,026.0
Deposits	1,573.7	1,008.4	1,006.5	1,049.1	1,027.7	4,637.7	4,630.2
Surrenders, benefits, and product charges	(2,140.0)	(1,295.3)	(1,100.4)	(1,330.7)	(1,117.5)	(5,866.4)	(4,443.9)
Net Flows	(566.3)	(286.9)	(93.9)	(281.6)	(89.8)	(1,228.7)	186.3
Interest credited and investment performance	1,056.2	(217.3)	1,349.3	645.3	2,106.4	2,833.5	6,028.1
Transfer to reinsurer [3]	-	-	(908.8)	-	-	(908.8)	-
Assets under management, end of period	**53,896.6**	**53,406.6**	**53,910.8**	**53,564.2**	**53,200.5**	**53,896.6**	**53,200.5**
Stable value [1]							
Assets under management, beginning of period	8,827.1	8,843.6	8,908.6	8,914.3	8,705.0	8,914.3	7,792.1
Transfer/Single deposits	121.9	46.0	25.6	134.9	202.1	328.4	1,434.1
Recurring deposits	49.0	44.9	34.9	47.1	60.1	175.9	221.4
Deposits	170.9	90.9	60.5	182.0	262.2	504.3	1,655.5
Surrenders, benefits, and product charges	(281.8)	(115.1)	(205.0)	(242.2)	(113.8)	(844.1)	(516.3)
Net Flows	(110.9)	(24.2)	(144.5)	(60.2)	148.4	(339.8)	1,139.2
Interest credited and investment performance	62.2	7.5	79.5	54.5	60.9	203.7	(17.0)
Transfer to reinsurer [3]	-	-	-	-	-	-	-
Assets under management, end of period	**8,778.4**	**8,827.1**	**8,843.6**	**8,908.6**	**8,914.3**	**8,778.4**	**8,914.3**
Individual markets							
Assets under management, beginning of period	3,151.2	3,174.8	3,074.9	2,998.4	2,850.5	2,998.4	2,427.1
Transfer/Single deposits	224.2	225.4	263.2	281.8	290.3	994.6	1,226.0
Recurring deposits	0.3	0.2	0.6	0.6	0.2	1.7	1.3
Deposits	224.5	225.6	263.8	282.4	290.5	996.3	1,227.3
Surrenders, benefits, and product charges	(224.7)	(226.3)	(236.1)	(236.2)	(242.6)	(923.3)	(913.9)
Net Flows	(0.2)	(0.7)	27.7	46.2	47.9	73.0	313.4
Interest credited and investment performance	60.5	(22.9)	72.2	30.3	100.0	140.1	257.9
Transfer to reinsurer [3]	-	-	-	-	-	-	-
Assets under management, end of period	**3,211.4**	**3,151.2**	**3,174.8**	**3,074.9**	**2,998.4**	**3,211.4**	**2,998.4**
Total AUM [2]							
Assets under management, beginning of period	107,654.7	108,428.2	106,515.1	105,236.9	100,417.1	105,236.9	90,471.2
Transfer/Single deposits	2,653.0	1,494.6	1,444.1	1,587.1	2,015.1	7,178.8	7,938.6
Recurring deposits	1,711.1	1,671.3	1,753.9	1,936.0	1,661.9	7,072.3	6,917.4
Deposits	4,364.1	3,165.9	3,198.0	3,523.1	3,677.0	14,251.1	14,856.0
Surrenders, benefits, and product charges	(4,566.4)	(3,232.3)	(3,220.4)	(3,478.7)	(3,313.8)	(14,497.8)	(12,397.5)
Net Flows	(202.3)	(66.4)	(22.4)	44.4	363.2	(246.7)	2,458.5
Interest credited and investment performance	2,240.9	(707.1)	2,844.3	1,233.8	4,456.6	5,611.9	12,307.2
Transfer to reinsurer [3]	-	-	(908.8)	-	-	(908.8)	-
Assets under management, end of period	**109,693.3**	**107,654.7**	**108,428.2**	**106,515.1**	**105,236.9**	**109,693.3**	**105,236.9**

(1) Where Voya is the Investment Manager
(2) Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager
(3) Assets transferred to third parties through reinsurance transactions

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[Graphic Appears Here]

Page 26 of 70

Voya Financial
Annuities Sources of Operating Earnings

(in millions USD)	Three Months Ended 12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	Year-to-Date 12/31/14	12/31/13
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1] [2]	128.7	125.7	116.4	111.0	120.5	481.8	477.2
Fee based margin	14.8	14.6	14.0	13.2	12.9	56.6	46.8
Net underwriting gain (loss) and other revenue	6.2	3.3	9.0	7.0	4.3	25.5	18.2
Administrative expenses	(23.0)	(22.6)	(24.7)	(24.7)	(22.0)	(95.0)	(89.6)
Trail commissions	(9.6)	(11.8)	(11.7)	(10.4)	(9.9)	(43.5)	(36.2)
DAC/VOBA and other intangibles amortization, excluding unlocking [1]	(51.3)	(48.7)	(45.3)	(44.5)	(49.8)	(189.8)	(210.5)
DAC/VOBA and other intangibles unlocking [1]	(1.1)	17.8	6.5	3.2	27.2	26.4	87.9
Operating earnings before income taxes	**64.7**	**78.3**	**64.2**	**54.8**	**83.2**	**262.0**	**293.8**
Gross investment income							
Fixed income	257.3	259.7	259.7	257.9	256.4	1,034.6	1,041.4
Limited partnership income	2.3	6.2	3.5	4.7	5.3	16.7	13.3
Prepayment fee income	15.7	9.0	7.1	2.5	9.9	34.3	33.1
Total gross investment income	**275.3**	**274.9**	**270.3**	**265.1**	**271.6**	**1,085.6**	**1,087.8**
Investment expenses	(10.7)	(11.3)	(11.2)	(10.7)	(10.8)	(43.9)	(43.4)
Credited interest	(152.1)	(156.8)	(159.7)	(159.7)	(163.0)	(628.3)	(672.6)
Net margin	**112.5**	**106.8**	**99.4**	**94.7**	**97.8**	**413.4**	**371.8**
Other investment income [2] [3]	16.2	18.9	17.0	16.3	22.7	68.4	105.4
Investment spread and other investment income	**128.7**	**125.7**	**116.4**	**111.0**	**120.5**	**481.8**	**477.2**

[1] The twelve months ended 12/31/13 include $20.3 million of net investment income, $(11.4) million of DAC/VOBA and other intangibles amortization, $4.6 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery/LIHTC.

[2] The twelve months ended 12/31/14 and 12/31/13 include $1.1 million and $0.1 million, respectively, of prepayment income on assets backing surplus that has been allocated from the corporate segment.

[3] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

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Voya Financial Page 27 of 70 Annuities Operating Earnings Three Months Ended Year-to-Date (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 12/31/14 12/31/13 Operating revenues Net investment income and net realized gains (losses) 280.9 282.3 275.8 270.6 283.4 1,109.6 1,149.9 Fee income 14.6 15.0 14.2 13.2 12.2 57.0 45.1 Premiums 24.7 42.7 35.5 66.1 14.4 169.0 36.4 Other revenue 3.4 4.6 5.3 4.5 3.9 17.8 13.2 Total operating revenues 323.6 344.6 330.8 354.4 313.9 1,353.4 1,244.6 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (181.8) (204.1) (197.4) (229.8) (180.4) (813.1) (730.9) Operating expenses (32.9) (34.8) (36.6) (35.5) (32.1) (139.8) (127.0) Net amortization of DAC/VOBA (44.2) (27.4) (32.6) (34.3) (18.2) (138.5) (92.9) Total operating benefits and expenses (258.9) (266.3) (266.6) (299.6) (230.7) (1,091.4) (950.8) Operating earnings before income taxes 64.7 78.3 64.2 54.8 83.2 262.0 293.8

Voya Financial Page 28 of 70 Annuities AUM Balances as of (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 Assets Under Management Fixed single year 3,617.2 3,677.5 3,750.7 3,825.4 3,889.5 Fixed multi-year 2,288.9 2,653.9 3,224.4 3,342.9 3,445.7 Indexed 13,350.5 13,230.1 13,105.5 12,883.5 12,648.4 SPIA & Payout 2,878.5 2,892.1 2,886.1 2,871.1 2,803.5 Mutual funds 4,062.0 3,880.2 3,825.1 3,574.3 3,384.9 Other annuities 452.9 456.2 473.1 470.4 474.8 Total AUM 26,650.0 26,790.1 27,264.9 26,967.6 26,646.7 Assets Under Management General account 21,795.5 22,111.7 22,614.5 22,573.2 22,432.2 Separate account 792.5 798.2 825.3 820.1 829.6 Mutual funds 4,062.0 3,880.2 3,825.1 3,574.3 3,384.9 Total AUM 26,650.0 26,790.1 27,264.9 26,967.6 26,646.7

Page 29 of 70

Voya Financial
Annuities AUM Rollforward

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	6,331.4	6,975.0	7,168.3	7,335.2	7,593.5	7,335.2	8,222.9
Deposits	6.2	6.8	8.7	12.0	17.7	33.7	60.9
Surrenders, benefits, and product charges	(486.7)	(710.8)	(267.6)	(245.2)	(348.1)	(1,710.3)	(1,249.6)
Net cash flow	(480.5)	(704.0)	(258.9)	(233.2)	(330.4)	(1,676.6)	(1,188.7)
Interest credited and investment performance	55.2	60.3	65.7	66.3	72.1	247.5	301.0
Assets Under Management, end of period	**5,906.1**	**6,331.4**	**6,975.1**	**7,168.3**	**7,335.2**	**5,906.1**	**7,335.2**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	13,230.1	13,105.6	12,883.5	12,648.4	12,494.9	12,648.4	12,209.2
Deposits	360.1	338.1	430.4	436.2	379.3	1,564.8	1,246.7
Surrenders, benefits, and product charges	(348.7)	(338.6)	(348.0)	(316.5)	(348.6)	(1,351.8)	(1,297.6)
Net cash flow	11.4	(0.5)	82.4	119.8	30.7	213.1	(51.0)
Interest credited and investment performance	109.1	125.0	139.6	115.3	122.8	489.0	490.2
Assets Under Management, end of period	**13,350.5**	**13,230.1**	**13,105.5**	**12,883.5**	**12,648.4**	**13,350.5**	**12,648.4**
SPIA & Payout							
Assets Under Management, beginning of period	2,892.1	2,886.1	2,871.1	2,803.5	2,760.4	2,803.5	2,806.6
Deposits	63.1	76.6	81.4	119.6	94.5	340.7	222.6
Surrenders, benefits, and product charges	(111.2)	(103.2)	(107.6)	(86.4)	(108.7)	(408.4)	(428.0)
Net cash flow	(48.1)	(26.6)	(26.2)	33.2	(14.2)	(67.7)	(205.5)
Interest credited and investment performance	34.5	32.6	41.2	34.4	57.3	142.7	202.4
Assets Under Management, end of period	**2,878.5**	**2,892.1**	**2,886.1**	**2,871.1**	**2,803.5**	**2,878.5**	**2,803.5**
Mutual Fund Custodial							
Assets Under Management, beginning of period	3,880.2	3,825.1	3,574.3	3,384.9	3,077.8	3,384.9	2,433.5
Deposits	268.5	264.9	274.6	292.6	288.3	1,100.6	1,097.4
Surrenders, benefits, and product charges	(147.2)	(143.0)	(148.5)	(146.8)	(135.1)	(585.5)	(498.4)
Net cash flow	121.3	121.9	126.1	145.7	153.3	515.0	599.1
Interest credited and investment performance	60.5	(66.8)	124.7	43.7	153.8	162.1	352.3
Assets Under Management, end of period	**4,062.0**	**3,880.2**	**3,825.1**	**3,574.3**	**3,384.9**	**4,062.0**	**3,384.9**
Other Annuities							
Assets Under Management, beginning of period	456.2	473.0	470.4	474.8	452.6	474.8	428.7
Deposits	1.1	0.7	1.7	1.3	1.0	4.8	4.3
Surrenders, benefits, and product charges	(15.8)	(14.5)	(16.9)	(11.9)	(12.4)	(59.1)	(55.3)
Net cash flow	(14.7)	(13.8)	(15.2)	(10.5)	(11.4)	(54.2)	(51.0)
Interest credited and investment performance	11.4	(3.0)	17.8	6.1	33.6	32.3	97.1
Assets Under Management, end of period	**452.9**	**456.2**	**473.1**	**470.4**	**474.8**	**452.9**	**474.8**
Annuities - Total							
Assets Under Management, beginning of period	26,790.1	27,264.9	26,967.6	26,646.7	26,379.2	26,646.7	26,101.1
Deposits	699.0	687.1	796.9	861.7	780.9	3,044.7	2,632.0
Surrenders, benefits, and product charges	(1,109.6)	(1,310.0)	(888.7)	(806.8)	(952.8)	(4,115.1)	(3,528.9)
Net cash flow	(410.6)	(622.9)	(91.8)	54.9	(171.9)	(1,070.4)	(896.9)
Interest credited and investment performance	270.4	148.1	389.1	266.0	439.4	1,073.7	1,442.5
Assets Under Management, end of period	**26,650.0**	**26,790.1**	**27,264.9**	**26,967.6**	**26,646.7**	**26,650.0**	**26,646.7**

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Investment Management

Voya Financial Page 31 of 70 Investment Management Sources of Operating Earnings Three Months Ended Year-to-Date (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 12/31/14 12/31/13 Sources of operating earnings before income taxes: Investment capital and other investment income (1) (4.4) 9.3 8.2 7.5 12.1 20.6 37.7 Fee based margin 167.8 159.0 155.0 153.0 155.0 634.8 570.0 Administrative expenses (116.4) (109.7) (108.3) (110.7) (114.2) (445.1) (429.6) Operating earnings before income taxes 47.0 58.6 54.9 49.8 52.9 210.3 178.1 (1) The twelve months ended 12/31/13 include $13.2 million of net investment income from Lehman Recovery/LIHTC.

Voya Financial Page 32 of 70 Investment Management Operating Earnings Three Months Ended Year-to-Date (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 12/31/14 12/31/13 Operating revenues Net investment income and net realized gains (losses) (4.6) 9.0 8.0 7.3 11.7 19.7 37.0 Fee income 148.7 149.5 147.1 145.8 141.4 591.1 530.8 Other revenue 19.3 9.8 8.1 7.4 14.0 44.6 39.9 Total operating revenues 163.4 168.3 163.2 160.5 167.1 655.4 607.7 Operating benefits and expenses Operating expenses (116.4) (109.7) (108.3) (110.7) (114.2) (445.1) (429.6) Total operating benefits and expenses (116.4) (109.7) (108.3) (110.7) (114.2) (445.1) (429.6) Operating earnings before income taxes 47.0 58.6 54.9 49.8 52.9 210.3 178.1

Page 33 of 70

Voya Financial
Investment Management Key Metrics

(in millions USD)	Balances as of					Balances as of	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Client Assets by Source:							
External clients							
Investment Management sourced	69,644.3	69,232.2	70,518.2	69,104.4	66,362.2	69,644.3	66,362.2
Affiliate sourced	58,956.2	58,941.3	58,728.9	57,988.9	53,935.0	58,956.2	53,935.0
Subtotal external clients	**128,600.5**	**128,173.5**	**129,247.1**	**127,093.3**	**120,297.2**	**128,600.5**	**120,297.2**
General Account (1)	77,630.2	78,503.1	78,335.1	79,684.4	78,988.8	77,630.2	78,988.8
Total Client Assets (AUM)	**206,230.7**	**206,676.6**	**207,582.2**	**206,777.7**	**199,286.0**	**206,230.7**	**199,286.0**
Administration Only Assets (AUA)	52,396.5	53,080.7	55,778.9	53,688.8	58,462.8	52,396.5	58,462.8
Total AUM and AUA	**258,627.2**	**259,757.3**	**263,361.1**	**260,466.5**	**257,748.8**	**258,627.2**	**257,748.8**

	Three Months Ended					Year to Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Analysis of investment advisory and administrative revenues, net, by source: (2)							
External clients							
Investment Management sourced	77.4	77.9	77.4	78.5	74.6	311.2	270.2
Affiliate sourced	31.7	32.1	28.9	28.3	26.8	121.0	98.2
Subtotal External Clients	**109.1**	**110.0**	**106.3**	**106.8**	**101.4**	**432.2**	**368.4**
General Account	36.2	36.0	36.5	36.1	36.2	144.8	145.4
Total investment advisory and administrative revenues, net, from AUM	**145.3**	**146.0**	**142.8**	**142.9**	**137.6**	**577.0**	**513.8**
Administration Only Fees	3.4	3.5	4.3	2.9	3.8	14.1	17.0
Total investment advisory and administrative revenues, net, by source (2)	**148.7**	**149.5**	**147.1**	**145.8**	**141.4**	**591.1**	**530.8**
Revenue Yield (bps): (2) (3)							
External clients							
Investment Management sourced	44.6	44.4	44.7	46.7	46.0	45.2	44.5
Affiliate sourced	21.4	21.6	19.9	20.4	20.1	20.9	19.5
Revenue Yield on Institutional/retail	**33.9**	**34.0**	**33.3**	**34.8**	**34.4**	**34.1**	**33.2**
General Account	18.5	18.4	18.4	18.3	18.0	18.4	18.1
Revenue Yield on Client Assets (AUM)	**28.1**	**28.1**	**27.6**	**28.3**	**27.7**	**28.1**	**26.9**
Revenue Yield on Administration Only Assets (AUA)	2.6	2.6	3.2	2.1	2.7	2.6	3.0
Total Revenue Yield on AUM and AUA (bps) (2) (3)	**22.9**	**22.8**	**22.5**	**22.6**	**22.1**	**22.7**	**21.4**

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.

(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.

(3) Revenue Yields calculated using average client assets for the period.

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Page 34 of 70

Voya Financial
Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended 12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	Year-to-Date 12/31/14	12/31/13
AUM Roll-forward By Source							
Investment Management Sourced							
Beginning AUM	**69,232.2**	**70,518.2**	**69,104.4**	**66,362.2**	**63,275.4**	**66,362.2**	**54,061.9**
Inflows							
Inflows from sub-advisor replacements	-	-	-	-	-	-	197.6
Inflows-other	3,932.3	2,872.2	3,106.7	4,189.3	4,589.9	14,100.5	18,824.0
Outflows	(3,133.8)	(3,284.8)	(3,701.5)	(2,844.0)	(3,302.9)	(12,964.1)	(11,243.9)
Net Flows	**798.5**	**(412.6)**	**(594.8)**	**1,345.3**	**1,287.0**	**1,136.4**	**7,777.7**
Net Money Market Flows	7.6	(13.1)	(34.1)	28.1	2.3	(11.5)	(17.2)
Change in Market Value	1,222.8	(1,052.2)	1,614.4	843.6	1,827.6	2,628.6	4,844.5
Other (Including Acquisitions / Divestitures)	(1,616.8)	191.9	428.3	525.2	(30.0)	(471.4)	(304.6)
Investment Management sourced AUM End of Period	**69,644.3**	**69,232.2**	**70,518.2**	**69,104.4**	**66,362.2**	**69,644.3**	**66,362.2**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	1.15%	-0.59%	-0.86%	2.03%	2.03%	1.71%	14.39%
Market Growth %	1.77%	-1.49%	2.34%	1.27%	2.89%	3.96%	8.96%
Affiliate Sourced							
Beginning AUM	**58,941.3**	**58,728.9**	**57,988.9**	**53,935.0**	**52,169.5**	**53,935.0**	**47,284.6**
Inflows							
Inflows from sub-advisor replacements	785.1	2,130.2	-	4,671.9	-	7,587.2	1,853.9
Inflows-other	923.8	667.5	757.3	949.2	1,149.3	3,297.8	5,602.6
Outflows	(2,696.9)	(2,206.3)	(2,020.2)	(2,082.2)	(1,790.4)	(9,005.6)	(6,477.8)
Net Flows	**(988.0)**	**591.4**	**(1,262.9)**	**3,538.9**	**(641.1)**	**1,879.4**	**978.7**
Net Money Market Flows	(110.0)	(34.1)	(95.8)	(45.5)	(156.8)	(285.4)	(364.3)
Change in Market Value	1,300.0	(293.4)	1,915.8	639.8	2,491.3	3,562.2	6,701.4
Other (Including Acquisitions / Divestitures)	(187.1)	(51.6)	182.9	(79.3)	72.1	(135.1)	(665.4)
Affiliate sourced AUM End of Period	**58,956.2**	**58,941.3**	**58,728.9**	**57,988.9**	**53,935.0**	**58,956.2**	**53,935.0**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	-1.68%	1.01%	-2.18%	6.56%	-1.23%	3.48%	2.07%
Market Growth %	2.21%	-0.50%	3.30%	1.19%	4.78%	6.60%	14.17%
Other affiliate sourced net flows	255.5	1,581.4	(401.4)	4,340.2	10.0	5,775.7	3,344.9
Variable annuity net flows	(1,243.5)	(990.0)	(861.5)	(801.3)	(651.1)	(3,896.3)	(2,366.3)
Total affiliate sourced net flows	**(988.0)**	**591.4**	**(1,262.9)**	**3,538.9**	**(641.1)**	**1,879.4**	**978.7**
Investment Management sourced net flows	**798.5**	**(412.6)**	**(594.8)**	**1,345.3**	**1,287.0**	**1,136.4**	**7,777.7**
Total net flows	**(189.5)**	**178.8**	**(1,857.7)**	**4,884.2**	**645.9**	**3,015.8**	**8,756.4**
Net Flows excluding sub-advisor replacements and variable annuity net flows	**268.9**	**(961.4)**	**(996.2)**	**1,013.6**	**1,297.0**	**(675.1)**	**9,071.2**

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Voya Financial Page 35 of 70 Investment Management Account Value by Asset Type Balances as of 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 (in millions USD) Institutional Equity 18,095.7 18,143.9 18,465.7 18,934.5 18,334.8 Fixed Income 38,036.2 38,535.2 39,259.3 38,014.5 36,532.3 Real Estate — — — — -Money Market 11.7 11.4 11.5 28.1 28.6 Total 56,143.6 56,690.5 57,736.5 56,977.1 54,895.7 Retail Equity 43,880.8 44,026.3 43,723.5 42,320.6 41,408.5 Fixed Income 19,252.9 18,604.5 18,505.3 18,798.5 15,209.9 Real Estate 7,436.7 6,889.1 7,250.2 6,873.5 6,647.6 Money Market 1,886.5 1,963.1 2,031.6 2,123.6 2,135.5 Total 72,456.9 71,483.0 71,510.6 70,116.2 65,401.5 General Account Equity 215.8 232.1 254.7 265.4 280.3 Fixed Income 76,125.5 77,227.6 77,204.4 78,457.1 77,958.6 Real Estate — — — — -Money Market 1,288.9 1,043.4 876.0 961.9 749.9 Total 77,630.2 78,503.1 78,335.1 79,684.4 78,988.8 Combined Asset Type Equity 62,192.3 62,402.3 62,443.9 61,520.5 60,023.6 Fixed Income 133,414.6 134,367.3 134,969.0 135,270.1 129,700.8 Real Estate 7,436.7 6,889.1 7,250.2 6,873.5 6,647.6 Money Market 3,187.1 3,017.9 2,919.1 3,113.6 2,914.0 Total 206,230.7 206,676.6 207,582.2 206,777.7 199,286.0

Individual Life

Page 37 of 70

Voya Financial
Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1][2]	65.7	59.6	52.1	53.9	57.1	231.3	252.8
Fee based margin	4.3	4.4	4.4	5.5	5.8	18.6	20.2
Net underwriting gain (loss) and other revenue	137.7	93.4	123.9	86.7	100.4	441.7	452.0
Administrative expenses	(60.8)	(62.3)	(64.4)	(68.3)	(65.9)	(255.8)	(266.7)
Trail commissions	(3.5)	(6.2)	(6.0)	(6.2)	(4.9)	(21.9)	(23.3)
DAC/VOBA and other intangibles amortization, excluding unlocking [1]	(45.9)	(42.0)	(45.1)	(33.4)	(39.1)	(166.4)	(202.6)
DAC/VOBA and other intangibles unlocking [1]	5.5	(7.1)	(1.5)	(7.1)	(6.4)	(10.2)	22.4
Operating earnings before income taxes	**103.0**	**39.8**	**63.4**	**31.1**	**47.0**	**237.3**	**254.8**
Gross Investment Income							
Fixed income	210.9	212.5	209.1	210.7	209.5	843.2	825.5
Limited partnership income	1.6	4.9	2.6	4.2	3.6	13.3	9.7
Prepayment fee income	9.1	4.5	3.0	0.5	3.6	17.1	18.0
Total gross investment income	**221.6**	**221.9**	**214.7**	**215.4**	**216.7**	**873.6**	**853.2**
Investment expenses	(5.9)	(6.2)	(6.0)	(6.1)	(6.2)	(24.2)	(23.1)
Credited interest	(157.9)	(164.8)	(163.9)	(162.1)	(165.1)	(648.7)	(653.7)
Net margin	**57.8**	**50.9**	**44.8**	**47.2**	**45.4**	**200.7**	**176.4**
Other investment income [2][3]	7.9	8.7	7.3	6.7	11.7	30.6	76.4
Investment spread and other investment income	**65.7**	**59.6**	**52.1**	**53.9**	**57.1**	**231.3**	**252.8**
Net underwriting gain (loss) and other revenue							
Fee Revenue/Premiums	460.8	492.3	504.3	488.5	494.2	1,945.9	1,982.1
Net Mortality, including Reinsurance	(244.8)	(326.4)	(299.4)	(326.4)	(305.8)	(1,197.0)	(1,184.9)
Reserve Change/Other	(78.3)	(72.5)	(81.0)	(75.4)	(88.0)	(307.2)	(345.2)
Total net underwriting gain (loss) and other revenue	**137.7**	**93.4**	**123.9**	**86.7**	**100.4**	**441.7**	**452.0**

[1] The twelve months ended 12/31/13 include $47.2 million of net investment income, $(25.1) million of DAC/VOBA and other intangibles amortization, and $17.6 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery/LIHTC.

[2] The twelve months ended 12/31/14 and 12/31/13 include $0.8 million and $0.1 million, respectively, of prepayment income on assets backing surplus that has been allocated from the corporate segment.

[3] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

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Voya Financial Page 38 of 70 Individual Life Operating Earnings Three Months Ended Year-to-Date (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 12/31/14 12/31/13 Operating revenues Net investment income and net realized gains (losses) 223.5 226.3 215.5 219.8 224.5 885.1 915.5 Fee income 273.2 269.3 285.5 283.6 278.5 1,111.6 1,113.7 Premiums 145.1 179.1 191.7 183.7 185.3 699.6 737.9 Other revenue 4.8 4.4 7.2 5.1 4.6 21.5 24.8 Total operating revenues 646.6 679.1 699.9 692.2 692.9 2,717.8 2,791.9 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (455.7) (632.8) (499.3) (527.8) (518.8) (2,115.6) (2,001.5) Operating expenses (83.5) (88.7) (91.3) (95.7) (88.9) (359.2) (358.3) Net amortization of DAC/VOBA (4.4) 82.2 (45.9) (37.6) (38.2) (5.7) (176.2) Interest expense — — — — — — (1.1) Total operating benefits and expenses (543.6) (639.3) (636.5) (661.1) (645.9) (2,480.5) (2,537.1) Operating earnings before income taxes 103.0 39.8 63.4 31.1 47.0 237.3 254.8

Page 39 of 70

Voya Financial
Individual Life Key Metrics

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Sales by Product Line							
Guaranteed	0.1	-	-	-	-	0.1	0.6
Accumulation	2.3	2.6	2.1	2.8	2.0	9.8	12.7
Indexed	12.6	16.0	13.3	7.9	8.4	49.8	27.6
Total Universal life	**15.0**	**18.6**	**15.4**	**10.7**	**10.4**	**59.7**	**40.9**
Variable life	3.4	1.4	1.5	0.9	0.7	7.2	8.6
Term	5.9	6.8	8.1	7.2	9.8	28.0	50.1
Whole life	-	-	-	0.1	0.1	0.1	0.2
Total sales by product line	**24.3**	**26.8**	**25.0**	**18.9**	**21.0**	**95.0**	**99.8**
Sales by Distribution							
Independent life sales	17.6	20.1	17.2	13.2	12.9	68.1	62.5
Strategic distribution	5.0	4.2	5.2	3.7	5.2	18.1	21.7
Alternative and specialty markets	1.7	2.5	2.6	2.0	2.9	8.8	15.6
Total sales by distribution	**24.3**	**26.8**	**25.0**	**18.9**	**21.0**	**95.0**	**99.8**
Gross premiums and deposits by product:							
Interest sensitive	295.5	292.5	291.5	276.0	276.1	1,155.5	1,096.0
Non - interest sensitive	184.1	218.8	232.7	223.6	227.0	859.2	901.1
Total gross premiums and deposits (1)	**479.6**	**511.3**	**524.2**	**499.6**	**503.0**	**2,014.7**	**1,997.1**
Applications							
New business policy count (Paid)	6,380	7,452	8,837	7,879	9,906	30,548	53,237
End of Period:							
In-force face amount (by product) (1)							
Universal life	77,798	77,867	77,948	78,162	78,581	77,798	78,581
Variable life	26,432	26,806	27,250	27,667	28,198	26,432	28,198
Term	369,498	491,344	493,570	494,756	495,995	369,498	495,995
Whole life	2,087	2,110	2,145	2,176	2,217	2,087	2,217
Total In-force Face	**475,816**	**598,128**	**600,914**	**602,761**	**604,990**	**475,816**	**604,990**
In-force policy count (in whole numbers) (1)							
Universal life	280,722	283,349	286,236	289,045	292,096	280,722	292,096
Variable life	62,609	63,597	64,569	65,635	66,811	62,609	66,811
Term	648,634	822,955	826,465	828,414	830,832	648,634	830,832
Whole life	132,806	135,450	138,054	140,209	142,409	132,806	142,409
Total Policy Counts	**1,124,771**	**1,305,351**	**1,315,324**	**1,323,303**	**1,332,148**	**1,124,771**	**1,332,148**
Assets under management (1)							
General account	12,995.3	13,424.2	13,381.3	13,308.0	13,271.3	12,995.3	13,271.3
Separate account	2,713.0	2,694.5	2,761.6	2,699.7	2,724.3	2,713.0	2,724.3
Total	**15,708.3**	**16,118.7**	**16,142.9**	**16,007.7**	**15,995.6**	**15,708.3**	**15,995.6**

(1) Excludes amounts transferred to third parties through reinsurance transactions

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Employee Benefits

Page 41 of 70

Voya Financial
Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Sources of operating earnings before income taxes:							
Investment spread and other investment income [(1) (2)]	12.5	14.3	11.4	10.9	13.6	49.1	53.5
Net underwriting gain (loss) and other revenue	111.7	88.3	91.5	83.1	78.3	374.6	304.3
Administrative expenses	(43.5)	(40.0)	(42.0)	(44.7)	(38.5)	(170.2)	(159.0)
Trail commissions	(20.2)	(21.0)	(18.9)	(23.4)	(18.0)	(83.5)	(76.0)
DAC/VOBA and other intangibles amortization, excluding unlocking	(3.3)	(3.2)	(2.4)	(4.4)	(4.4)	(13.3)	(16.3)
DAC/VOBA and other intangibles unlocking	-	(1.4)	(1.8)	(4.6)	(0.5)	(7.8)	(0.5)
Operating earnings before income taxes	**57.2**	**37.0**	**37.8**	**16.9**	**30.5**	**148.9**	**106.1**
Gross Investment Income							
Fixed income	25.0	25.6	25.3	24.7	25.4	100.6	101.5
Limited partnership income	0.1	0.6	0.3	0.4	0.6	1.4	1.2
Prepayment fee income	0.8	0.7	0.4	0.1	1.0	2.0	3.9
Total gross investment income	**25.9**	**26.9**	**26.0**	**25.2**	**27.0**	**104.0**	**106.5**
Investment expenses	(0.8)	(0.7)	(0.7)	(0.8)	(0.6)	(3.0)	(3.1)
Credited interest	(15.3)	(14.9)	(16.4)	(15.8)	(15.7)	(62.4)	(63.9)
Net margin	**9.8**	**11.3**	**8.9**	**8.6**	**10.7**	**38.6**	**39.5**
Other investment income [(2) (3)]	2.7	3.0	2.5	2.3	2.9	10.5	14.2
Investment spread and other investment income	**12.5**	**14.3**	**11.4**	**10.9**	**13.6**	**49.1**	**53.6**
Group life							
Premiums	114.1	111.9	115.7	113.3	117.2	454.9	473.3
Benefits	(82.4)	(84.3)	(86.4)	(92.9)	(84.3)	(346.0)	(372.7)
Other [(4)]	(2.5)	(2.3)	(1.8)	(2.1)	(2.5)	(8.7)	(9.2)
Total	**29.2**	**25.3**	**27.5**	**18.3**	**30.5**	**100.2**	**91.4**
Loss Ratio (Interest adjusted)	**72.2%**	**75.4%**	**74.7%**	**82.0%**	**72.0%**	**76.1%**	**78.7%**
Group stop loss							
Premiums	167.4	164.1	164.0	163.9	138.8	659.4	544.8
Benefits	(103.7)	(118.4)	(118.5)	(118.6)	(108.9)	(459.2)	(410.2)
Other [(4)]	(1.4)	(0.8)	(0.9)	(1.4)	(0.4)	(4.5)	(3.1)
Total	**62.4**	**44.9**	**44.6**	**43.9**	**29.5**	**195.7**	**131.5**
Loss Ratio	**61.9%**	**72.1%**	**72.2%**	**72.4%**	**78.4%**	**69.6%**	**75.3%**
Voluntary Benefits, Disability, and Other	**20.0**	**18.3**	**19.5**	**21.0**	**18.3**	**78.7**	**81.3**
Net underwriting gain (loss) and other revenue	**111.7**	**88.3**	**91.5**	**83.1**	**78.3**	**374.6**	**304.3**

[(1)] The twelve months ended 12/31/13 include $4.3 million of net investment income from Lehman Recovery/LIHTC.

[(2)] The twelve months ended 12/31/14 and 12/31/13 include $0.2 million and $0.0 million, respectively, of prepayment income on assets backing surplus that has been allocated from the corporate segment.

[(3)] Includes investment income on assets backing surplus that has been allocated from the corporate segment.

[(4)] Other includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

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VOYA FINANCIAL™

Voya Financial Page 42 of 70 Employee Benefits Operating Earnings Three Months Ended Year-to-Date (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 12/31/14 12/31/13 Operating revenues Net investment income and net realized gains (losses) 27.8 29.1 27.7 26.7 29.2 111.3 117.6 Fee income 15.4 23.9 14.7 15.6 15.9 69.6 63.0 Premiums 303.4 293.7 302.8 296.3 272.4 1,196.2 1,085.9 Other revenue (0.9) (0.8) (2.7) 0.3 (1.0) (4.1) (4.0) Total operating revenues 345.7 345.9 342.5 338.9 316.5 1,373.0 1,262.5 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (220.9) (235.7) (239.6) (244.5) (223.9) (940.7) (903.4) Operating expenses (64.5) (60.9) (60.9) (68.4) (57.1) (254.7) (236.1) Net amortization of DAC/VOBA (3.1) (12.3) (4.2) (9.1) (5.0) (28.7) (16.9) Total operating benefits and expenses (288.5) (308.9) (304.7) (322.0) (286.0) (1,224.1) (1,156.4) Operating earnings before income taxes 57.2 37.0 37.8 16.9 30.5 148.9 106.1

Voya Financial Page 43 of 70 Employee Benefits Key Metrics Three Months Ended Year-to-Date (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 12/31/14 12/31/13 Sales Group life (Basic / Sup / AD&D) 5.4 7.2 4.1 37.5 5.4 54.2 58.3 Group stop loss 11.6 21.8 9.4 182.4 14.0 225.2 153.4 Disability 1.2 1.0 0.7 8.6 3.1 11.5 17.6 Association (Life, DI, PAI) 4.5 — 0.7 — 3.6 5.2 4.0 Other (PAI) 0.1 0.3 — 1.0 0.4 1.4 2.5 Total group products 22.8 30.3 14.9 229.5 26.5 297.5 235.8 Voluntary products 9.0 5.2 4.3 22.3 9.1 40.8 27.2 Total sales by product line 31.8 35.5 19.2 251.8 35.6 338.3 263.0 Total gross premiums and deposits 342.4 340.6 348.3 342.9 314.5 1,374.2 1,261.5 Total annualized in-force premiums 1,406.4 1,398.2 1,396.7 1,407.7 1,294.6 1,406.4 1,294.6 Assets under management (EOP) General account 1,761.1 1,780.8 1,791.3 1,760.5 1,739.2 1,761.1 1,739.2 Separate account 16.1 16.0 16.2 15.9 15.9 16.1 15.9 Total 1,777.2 1,796.8 1,807.5 1,776.4 1,755.1 1,777.2 1,755.1

Corporate

Voya Financial Page 45 of 70 Corporate Operating Earnings Three Months Ended Year-to-Date (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 12/31/14 12/31/13 Interest expense (47.5) (46.8) (46.7) (47.0) (47.0) (188.0) (179.7) Closed Block Variable Annuity contingent capital LOC — — — — — — (18.4) Amortization of intangibles (9.2) (9.2) (8.6) (8.6) (8.7) (35.6) (35.0) Other (1) 9.0 8.9 17.0 18.3 11.7 53.2 22.5 Operating earnings before income taxes (47.7) (47.1) (38.3) (37.3) (44.0) (170.4) (210.6) (1) The twelve months ended 12/31/14 and 12/31/13 include $4.0 million and $3.2 million of net investment income from Lehman Recovery, respectively.

Closed Blocks (Variable Annuity and Other)

Page 47 of 70

Voya Financial
Closed Block ISP and Other Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Closed Block Institutional Spread Products [1]	(1.0)	8.5	6.6	5.4	(5.8)	19.5	35.9
Closed Block Other [2]	3.8	2.0	3.9	(4.5)	2.5	5.2	14.7
Operating earnings before income taxes	**2.8**	**10.5**	**10.5**	**0.9**	**(3.3)**	**24.7**	**50.6**

Closed Block Institutional Spread Products	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Operating revenues							
Net investment income and net realized gains (losses) [1]	20.6	18.4	16.6	17.2	21.1	72.8	107.9
Premiums	0.5	0.6	0.6	0.6	0.6	2.3	2.4
Other revenue	(0.2)	(0.4)	(0.2)	(0.2)	(0.3)	(1.0)	(1.2)
Total operating revenues	**20.9**	**18.6**	**17.0**	**17.6**	**21.4**	**74.1**	**109.1**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(19.5)	(7.5)	(7.5)	(8.8)	(24.6)	(43.3)	(62.7)
Operating expenses	(2.3)	(2.5)	(2.8)	(3.3)	(2.5)	(10.9)	(10.1)
Net amortization of DAC/VOBA	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.4)
Total operating benefits and expenses	**(21.9)**	**(10.1)**	**(10.4)**	**(12.2)**	**(27.2)**	**(54.6)**	**(73.2)**
Operating earnings before income taxes	**(1.0)**	**8.5**	**6.6**	**5.4**	**(5.8)**	**19.5**	**35.9**

Closed Block Other	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Operating revenues							
Net investment income and net realized gains (losses) [2]	5.7	6.0	6.2	5.9	5.5	23.8	24.6
Premiums	1.1	0.6	0.9	1.9	(0.1)	4.5	2.3
Other revenue	-	0.2	(0.1)	0.2	0.2	0.3	0.8
Total operating revenues	**6.8**	**6.8**	**7.0**	**8.0**	**5.6**	**28.6**	**27.7**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1.1)	(0.4)	(1.4)	(6.7)	(0.6)	(9.6)	0.7
Operating expenses	(1.9)	(4.4)	(1.7)	(5.8)	(2.5)	(13.8)	(13.7)
Total operating benefits and expenses	**(3.0)**	**(4.8)**	**(3.1)**	**(12.5)**	**(3.1)**	**(23.4)**	**(13.0)**
Operating earnings before income taxes	**3.8**	**2.0**	**3.9**	**(4.5)**	**2.5**	**5.2**	**14.7**

[1] The twelve months ended 12/31/13 include $(0.4) million of net investment income from Lehman Recovery/LIHTC.
[2] The twelve months ended 12/31/13 include $0.6 million of net investment income from Lehman Recovery/LIHTC.

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Page 48 of 70

Voya Financial
Closed Block Variable Annuity Income (Loss) before income taxes

(in millions USD)	Three Months Ended 12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	Year-to-Date 12/31/14	12/31/13
Revenues							
Net investment income	46.5	43.0	38.9	34.8	29.5	163.2	97.6
Fee income	302.9	316.2	315.8	316.8	331.8	1,251.7	1,287.1
Premiums	303.0	76.0	93.0	50.2	40.4	522.2	79.2
Net realized gains (losses)	(467.3)	222.1	(339.4)	(121.1)	(560.8)	(705.7)	(2,208.6)
Other revenues and premiums	3.6	3.3	3.8	3.9	3.2	14.6	18.5
Total revenues	**188.7**	**660.6**	**112.1**	**284.6**	**(155.9)**	**1,246.0**	**(726.2)**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(376.2)	(429.3)	(62.8)	(126.5)	64.5	(994.8)	51.9
Operating expenses and interest expense	(116.0)	(116.9)	(118.6)	(122.1)	(119.6)	(473.6)	(467.6)
Net amortization of DAC/VOBA	(18.8)	16.6	(14.8)	(15.8)	(15.4)	(32.8)	(67.4)
Total benefits and expenses	**(511.0)**	**(529.6)**	**(196.2)**	**(264.4)**	**(70.5)**	**(1,501.2)**	**(483.1)**
Income (loss) before income taxes	**(322.3)**	**131.0**	**(84.1)**	**20.2**	**(226.4)**	**(255.2)**	**(1,209.3)**

The following table presents notable items that result in volatility in income (loss) before income taxes:	Three Months Ended 12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	Year-to-Date 12/31/14	12/31/13
Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [(1)]	(657.4)	(334.8)	(256.7)	(239.1)	(201.9)	(1,488.0)	(1,429.5)
Gains (losses) related to CHO program [(1)]	(47.7)	(7.5)	(43.2)	(10.9)	-	(109.3)	(244.8)
Gain (loss) due to nonperformance risk[(1)]	149.1	187.3	(32.2)	29.5	(271.7)	333.7	(494.5)
Net investment gains (losses) [(1)]	1.1	(0.2)	(0.7)	(0.6)	(0.7)	(0.4)	12.6
DAC/VOBA and other intangibles unlocking and loss recognition	(5.4)	37.8	1.6	0.4	1.6	34.4	(4.7)

[(1)] Amounts exclude net amortization of DAC/VOBA and other intangibles.

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Voya Financial Page 49 of 70 Closed Block Variable Annuity Death and Living Benefits Balances as of (in millions USD) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 Death and living benefits-account value GMAB/GMWB 777 810 873 893 943 GMIB 14,027 14,828 15,641 15,594 15,909 GMWBL 15,804 15,921 16,548 16,373 16,537 No living benefits 10,469 10,626 11,106 11,117 11,351 Total (1) 41,077 42,185 44,168 43,977 44,740 Net amount at risk (after reinsurance) Total DB NAR 5,048 5,263 4,753 5,090 5,074 GMAB/GMWB 17 18 17 20 20 GMIB(2) 2,361 2,270 1,885 1,964 1,682 GMWBL(2) 1,324 902 695 656 452 Total LB NAR 3,702 3,190 2,597 2,640 2,154 (1)Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business (2) GMIB and GMWBL values represent discounted net amount at risk

Voya Financial Page 50 of 70 Closed Block Variable Annuity AUM Rollforward Three Months Ended Year-to-Date 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 12/31/14 12/31/13 (in millions USD) Products in accumulation phase: Balance as of beginning of period 42,238.2 44,223.4 44,022.8 44,788.2 43,608.4 44,788.2 42,590.6 Deposits 34.5 34.9 47.4 53.6 55.1 170.4 270.6 Surrenders, benefits, and product charges (1,789.6) (1,260.1) (1,309.6) (1,234.4) (1,172.5) (5,593.7) (4,502.7) Net cash flow (1,755.1) (1,225.2) (1,262.2) (1,180.9) (1,117.4) (5,423.3) (4,232.1) Interest credited and investment performance 648.9 (760.0) 1,462.8 415.4 2,297.2 1,767.1 6,429.7 Balance as of end of period 41,132.0 42,238.2 44,223.4 44,022.8 44,788.2 41,132.0 44,788.2 End of period contracts in payout status 2,082.2 1,312.0 1,167.0 1,019.2 910.8 2,082.2 910.8 Total balance as of end of period* 43,214.2 43,550.2 45,390.4 45,042.0 45,699.0 43,214.2 45,699.0 Assets Under Management General account 2,556.3 1,795.2 1,651.4 1,517.3 1,429.1 2,556.3 1,429.1 Separate account 40,657.9 41,755.0 43,739.0 43,524.7 44,269.9 40,657.9 44,269.9 Total* 43,214.2 43,550.2 45,390.4 45,042.0 45,699.0 43,214.2 45,699.0 *Includes products in accumulation and payout phase, Policy Loans, and Life Insurance Business

Investment Information

Voya Financial
Portfolio Composition

Page 52 of 70

(in millions USD)	Balances as of									
	12/31/14		9/30/14		6/30/14		3/31/14		12/31/13	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Composition of Investment Portfolio										
Fixed maturities, available for sale, at fair value, before consolidation	69,910.3		70,180.5		70,948.8		70,474.0		68,341.9	
CLOs Adjustments [1]	(46.6)		(43.2)		(56.9)		(43.8)		(43.0)	
VOEs Adjustments [1]	46.6		18.4		32.4		19.5		18.9	
Fixed maturities, available for sale, at fair value, after consolidation	69,910.3	77.0%	70,155.7	78.1%	70,924.3	78.9%	70,449.7	79.3%	68,317.8	78.4%
Fixed maturities, at fair value using the fair value option	3,564.5	3.9%	3,557.8	4.0%	3,538.7	3.9%	3,082.1	3.5%	2,935.3	3.4%
Equity securities, available for sale, at fair value	271.8	0.3%	270.5	0.3%	273.5	0.3%	276.6	0.3%	314.4	0.4%
Short-term investments	1,711.4	1.9%	1,173.1	1.3%	775.9	0.9%	1,046.2	1.2%	1,048.1	1.2%
Mortgage loans on real estate	9,794.1	10.8%	9,949.7	11.1%	9,491.4	10.6%	9,258.1	10.4%	9,312.2	10.7%
Policy loans	2,104.0	2.3%	2,104.2	2.3%	2,113.7	2.4%	2,119.7	2.4%	2,147.0	2.5%
Limited partnerships/corporations, before consolidation	1,057.6		1,080.9		1,036.9		875.0		890.4	
VOEs Adjustments [1]	(694.4)		(732.7)		(693.0)		(656.1)		(654.0)	
Limited partnerships/corporations, after consolidation	363.2	0.4%	348.2	0.4%	343.9	0.4%	218.9	0.2%	236.4	0.3%
Derivatives	1,819.6	2.0%	1,136.8	1.3%	1,094.6	1.2%	1,044.7	1.2%	1,149.3	1.3%
Other investments	110.3	0.1%	106.8	0.1%	120.2	0.1%	124.1	0.1%	124.6	0.1%
Securities pledged to creditors	1,184.6	1.3%	1,021.6	1.1%	1,145.1	1.3%	1,271.3	1.4%	1,465.7	1.7%
Total investments, after consolidation	**90,833.8**	**100.0%**	**89,824.4**	**100.0%**	**89,821.3**	**100.0%**	**88,891.4**	**100.0%**	**87,050.8**	**100.0%**
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	4,339.9	5.8%	4,649.4	6.2%	5,231.4	6.9%	5,907.2	8.0%	5,800.1	8.0%
U.S. Corporate - Public	34,455.7	46.3%	33,984.0	45.4%	34,203.7	45.2%	33,257.9	44.5%	32,033.7	44.0%
U.S. Corporate - Private	6,285.1	8.4%	6,094.2	8.2%	6,025.6	8.0%	5,915.6	7.9%	5,444.9	7.5%
Foreign Government / Agency	891.3	1.2%	897.0	1.2%	927.9	1.2%	907.2	1.2%	1,051.4	1.4%
Foreign Corporate - Public	7,497.9	10.0%	7,719.8	10.3%	7,649.0	10.1%	7,383.6	9.9%	7,044.1	9.7%
Foreign Corporate - Private	8,055.0	10.8%	8,400.7	11.3%	8,440.0	11.2%	8,449.8	11.4%	8,261.0	11.4%
State, municipalities and political subdivisions	694.4	0.9%	454.8	0.6%	367.0	0.5%	293.6	0.4%	281.1	0.4%
Residential mortgaged-backed securities:										
CMO-B Agency	3,310.2	4.4%	3,080.0	4.1%	3,017.5	3.9%	3,051.7	4.0%	2,945.5	4.0%
CMO-B Non-Agency	393.3	0.5%	391.4	0.5%	419.2	0.6%	424.2	0.6%	430.3	0.6%
Agency	2,153.6	2.9%	2,376.8	3.2%	2,544.7	3.4%	2,735.0	3.6%	2,881.9	4.0%
Non-Agency [3]	1,333.5	1.8%	1,408.1	1.9%	1,465.3	1.9%	1,447.4	1.9%	1,478.9	2.0%
Total Residential mortgage-backed securities	**7,190.6**	**9.7%**	**7,256.3**	**9.7%**	**7,446.7**	**9.8%**	**7,658.3**	**10.1%**	**7,736.6**	**10.6%**
Commercial mortgage-backed securities	4,188.2	5.6%	4,030.8	5.4%	3,911.1	5.2%	3,796.1	5.0%	3,752.1	5.2%
Other asset-backed securities [3]	1,061.3	1.4%	1,248.1	1.7%	1,405.7	1.9%	1,233.8	1.6%	1,313.8	1.8%
Total fixed maturities, including securities pledged [5]	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**	**74,803.1**	**100.0%**	**72,718.8**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	2,218.5	3.0%	2,362.3	3.2%	2,244.1	3.0%	2,032.5	2.7%	2,153.6	3.0%
Due after one year through five years	13,199.4	17.7%	13,484.2	18.0%	14,196.3	18.8%	14,748.5	19.8%	14,397.4	19.8%
Due after five years through ten years	20,935.9	28.0%	21,719.0	29.1%	21,912.8	29.0%	22,070.1	29.6%	21,303.4	29.3%
Due after ten years	25,865.5	34.6%	24,634.4	32.9%	24,491.4	32.3%	23,263.8	31.2%	22,061.9	30.3%
CMO-B	3,703.5	5.0%	3,471.4	4.6%	3,436.7	4.5%	3,475.9	4.6%	3,375.8	4.6%
Mortgage-backed securities	7,675.3	10.3%	7,815.7	10.5%	7,921.1	10.5%	7,978.5	10.5%	8,112.9	11.2%
Other asset-backed securities [3]	1,061.3	1.4%	1,248.1	1.7%	1,405.7	1.9%	1,233.8	1.6%	1,313.8	1.8%
Total fixed maturities, including securities pledged	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**	**74,803.1**	**100.0%**	**72,718.8**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
NAIC Quality Designation										
1	42,566.5	56.9%	42,099.3	56.3%	42,638.8	56.3%	42,124.9	56.3%	41,169.4	56.5%
2	28,903.0	38.7%	29,140.6	39.0%	29,511.1	39.0%	29,249.6	39.1%	28,555.4	39.3%
3	2,594.4	3.5%	2,855.2	3.8%	2,839.0	3.8%	2,772.8	3.7%	2,415.8	3.3%
4	344.8	0.5%	393.4	0.5%	360.5	0.5%	407.9	0.5%	329.5	0.5%
5	55.2	0.1%	59.1	0.1%	63.4	0.1%	59.3	0.1%	61.7	0.1%
6	195.5	0.3%	187.5	0.3%	195.3	0.3%	188.6	0.3%	187.0	0.3%
Total fixed maturities, including securities pledged [4] [5]	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**	**74,803.1**	**100.0%**	**72,718.8**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
ARO Quality Rating										
AAA	13,974.3	18.7%	14,233.4	19.0%	14,832.8	19.6%	15,506.9	20.7%	15,330.7	21.1%
AA	4,689.0	6.3%	4,620.2	6.2%	4,701.0	6.2%	4,464.3	6.0%	4,342.1	6.0%
A	21,994.7	29.5%	21,561.6	28.9%	21,403.1	28.3%	20,474.7	27.4%	19,793.6	27.2%
BBB	29,092.5	38.9%	29,238.8	39.1%	29,681.4	39.3%	29,449.9	39.4%	28,561.5	39.2%
BB	2,943.5	4.0%	3,092.1	4.1%	2,960.9	3.9%	2,858.8	3.8%	2,676.1	3.7%
B and below	1,965.4	2.6%	1,989.0	2.7%	2,028.9	2.7%	2,048.5	2.7%	2,014.8	2.8%
Total fixed maturities, including securities pledged [5]	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**	**74,803.1**	**100.0%**	**72,718.8**	**100.0%**

(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.

(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

(4) ARO ratings do not directly translate into NAIC ratings.

(5) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on The Company's balance sheet.

Refer to page in "Additional Information" section.

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Voya Financial
Portfolio Results

(in millions USD)

	Three Months Ended										Year to Date			
	12/31/14		9/30/14		6/30/14		3/31/14		12/31/13		12/31/14		12/31/13	
Operating investment income and annualized yield [5]	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities [1]	835.1	5.05%	836.4	5.04%	827.5	4.99%	843.8	5.02%	839.4	4.98%	3,342.8	5.03%	3,350.1	5.03%
Equity securities	3.1	4.64%	2.3	3.38%	3.6	5.68%	3.8	5.59%	3.5	4.54%	12.8	4.85%	10.0	3.52%
Mortgage loans	118.4	4.92%	119.2	5.04%	114.8	5.03%	114.4	5.06%	114.2	5.18%	466.8	5.01%	456.0	5.23%
Limited partnerships	5.9	2.26%	47.4	19.20%	36.2	14.98%	31.4	15.46%	61.5	31.85%	120.9	12.70%	228.6	26.30%
Policy loans	27.8	5.42%	27.9	5.45%	27.5	5.34%	28.0	5.42%	29.2	5.58%	111.2	5.41%	118.3	5.63%
Short-term investments	0.6	0.10%	0.9	0.17%	0.7	0.17%	0.8	0.13%	0.8	0.16%	3.0	0.15%	3.5	0.14%
Derivatives [1]	7.2	N/A	3.5	N/A	1.7	N/A	1.3	N/A	(6.8)	N/A	13.7	N/A	(29.9)	N/A
Pre-payment fee income	58.0	0.28%	31.6	0.15%	21.4	0.10%	7.5	0.04%	25.9	0.12%	118.5	0.14%	91.8	0.11%
Other assets	(2.7)	N/A	3.1	N/A	(2.2)	N/A	5.5	N/A	8.3	N/A	3.7	N/A	38.7	N/A
Gross investment income before expenses and fees	**1,053.4**	**5.18%**	**1,072.3**	**5.28%**	**1,031.2**	**5.12%**	**1,036.5**	**5.07%**	**1,076.0**	**5.28%**	**4,193.4**	**5.16%**	**4,267.1**	**5.26%**
Expenses and fees	(39.0)	-0.20%	(41.9)	-0.21%	(39.7)	-0.20%	(40.3)	-0.20%	(40.7)	-0.21%	(160.9)	-0.20%	(161.7)	-0.20%
Total investment income and annualized yield	**1,014.4**	**4.98%**	**1,030.4**	**5.07%**	**991.5**	**4.92%**	**996.2**	**4.87%**	**1,035.3**	**5.07%**	**4,032.5**	**4.96%**	**4,105.4**	**5.06%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	46.5		43.0		38.9		34.8		29.5		163.2		97.6	
Total investment income, excluding CBVA	**967.9**		**987.4**		**952.6**		**961.4**		**1,005.8**		**3,869.3**		**4,007.8**	
Trading Gains/Losses [5]														
Fixed maturities	(1.7)		15.9		(0.4)		16.1		62.7		29.9		110.5	
Equity securities	-		0.1		0.7		18.1		-		18.9		0.7	
Mortgage loans	0.5		(0.1)		-		0.4		0.1		0.8		0.1	
Other investments	2.2		(10.1)		29.5		(1.0)		(3.2)		20.6		(0.3)	
Total Trading Gains/Losses, excluding CBVA	**1.0**		**5.8**		**29.8**		**33.6**		**59.6**		**70.2**		**111.0**	
Impairments [5]														
Fixed maturities	(6.4)		(7.0)		(2.4)		(2.3)		(13.1)		(18.1)		(31.8)	
Equity securities	0.1		-		-		(1.0)		-		(0.9)		(3.0)	
Mortgage loans	-		-		-		-		-		-		-	
Other investments	(0.1)		-		-		-		-		(0.1)		(0.7)	
Total Impairments, excluding CBVA	**(6.4)**		**(7.0)**		**(2.4)**		**(3.3)**		**(13.1)**		**(19.1)**		**(35.5)**	
Fair Value Adjustments [2]	**50.6**		**6.6**		**64.9**		**59.7**		**42.6**		**181.8**		**(25.7)**	
Derivatives, including Change in Fair Value of Derivatives related to Guaranteed Benefits, excluding CBVA	**(27.5)**		**90.9**		**(49.5)**		**(64.1)**		**15.5**		**(50.2)**		**206.0**	
Net Realized Investment Gains (losses) and Net Guaranteed Benefit Hedging Gains (losses), excluding CBVA [5]	**17.7**		**96.3**		**42.8**		**25.9**		**104.6**		**182.7**		**255.8**	
CBVA Investment Income and Realized Capital Gains (Losses)	**(420.8)**		**265.1**		**(300.5)**		**(86.3)**		**(531.3)**		**(542.5)**		**(2,111.0)**	
Businesses exited through reinsurance [3]	**67.1**		**(1.4)**		**62.9**		**16.4**		**(12.3)**		**145.0**		**(109.3)**	
Consolidation/eliminations [4]	**34.5**		**(2.8)**		**(3.4)**		**37.6**		**12.7**		**65.9**		**110.9**	
Total Investment Income and Realized Capital Gains (Losses)	**666.4**		**1,344.6**		**754.4**		**955.0**		**579.5**		**3,720.4**		**2,154.2**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
[3] Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
[4] Consolidation/eliminations includes:
-The impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company;
-The elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment;
-Other intersegment eliminations.
[5] Investment results related to businesses exited through reinsurance are excluded.

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Voya Financial
Alternative Investment Income

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Retirement							
Average alternative investments	341.0	346.0	288.5	266.7	264.8	310.6	262.0
Alternative investment income	1.9	12.8	7.0	7.1	12.6	28.8	36.4
Annuities							
Average alternative investments	214.3	214.4	190.4	179.3	170.9	199.6	177.6
Alternative investment income	2.9	10.3	5.4	6.4	9.1	25.0	25.6
Investment Management							
Average alternative investments	146.9	145.6	146.9	141.7	127.1	145.3	124.0
Alternative investment income	(4.6)	9.0	8.0	7.3	10.0	19.7	23.8
Individual Life							
Average alternative investments	156.8	156.0	135.3	123.9	125.5	143.0	131.0
Alternative investment income	2.0	8.2	4.1	5.5	7.1	19.8	20.2
Employee Benefits							
Average alternative investments	33.5	33.2	27.0	24.1	24.5	29.5	24.7
Alternative investment income	0.2	1.5	0.7	0.8	1.4	3.2	3.9
Total Ongoing Business							
Average alternative investments	**892.5**	**895.2**	**788.1**	**735.7**	**712.8**	**828.0**	**719.3**
Alternative investment income	**2.4**	**41.8**	**25.2**	**27.1**	**40.2**	**96.5**	**109.9**
Corporate							
Average alternative investments	109.2	108.0	106.0	103.7	101.6	106.7	97.8
Alternative investment income	3.7	3.7	4.2	5.0	7.2	16.6	9.0
Closed Blocks [1]							
Average alternative investments	30.0	38.0	35.0	29.8	51.7	33.2	58.1
Alternative investment income	0.2	1.6	1.3	1.1	3.0	4.2	9.7
Total Consolidated [2]							
Average alternative investments	**1,031.7**	**1,041.2**	**929.1**	**869.2**	**866.1**	**967.9**	**875.2**
Alternative investment income	**6.3**	**47.1**	**30.7**	**33.2**	**50.4**	**117.3**	**128.6**

[1] Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

[2] Alternative investment income excludes the net investment income from Lehman Recovery/LIHTC in the 6/30/14, 3/31/14 and 12/31/13 periods.

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Voya Financial
Unrealized Gains (Losses)

(in millions USD)

Fixed Maturities, available for sale (including securities pledged)
Aging Schedule

	Balances as of									
	12/31/14		9/30/14		6/30/14		3/31/14		12/31/13	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Less than 20%	(294.0)	90.8%	(344.5)	98.7%	(282.1)	97.6%	(587.6)	97.3%	(1,087.3)	95.7%
20% or more for less than six months	(26.5)	8.2%	(0.6)	0.2%	(0.5)	0.2%	(8.5)	1.4%	(18.6)	1.6%
20% or more for six months or greater	(3.1)	1.0%	(4.0)	1.1%	(6.4)	2.2%	(7.8)	1.3%	(30.6)	2.7%
Total Unrealized Loss	**(323.6)**	**100.0%**	**(349.1)**	**100.0%**	**(289.0)**	**100.0%**	**(603.9)**	**100.0%**	**(1,136.5)**	**100.0%**
Total Unrealized Gain	**6,168.4**		**5,591.4**		**6,266.5**		**5,363.6**		**4,301.8**	
Net Unrealized Gain/Loss	**5,844.8**		**5,242.3**		**5,977.5**		**4,759.7**		**3,165.3**	

Fixed Maturities Securities - Security Sector - Net Unrealized Gain/(Loss)*

	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
US Treasuries and US government agencies and authorities	684.8	466.6	450.1	305.0	108.1
US Corporate - Public	2,932.1	2,462.4	2,818.5	2,121.0	1,173.7
US Corporate - Private	383.2	372.6	458.6	393.7	294.6
Foreign Government / Agency	33.0	34.4	44.0	20.9	7.4
Foreign Corporate - Public	381.2	454.2	563.6	393.1	228.2
Foreign Corporate - Private	498.4	551.0	648.6	580.4	459.5
State, municipalities, and political subdivisions	34.9	20.0	22.3	17.1	9.1
Residential mortgaged-backed securities:					
CMO-B Agency	366.7	365.7	392.6	385.5	376.5
CMO-B Non-Agency	121.8	116.1	123.6	119.5	118.1
Agency	41.3	27.8	33.6	5.3	(7.5)
Non-Agency	73.6	78.7	74.6	62.4	36.7
Total Residential mortgage-backed securities	**603.4**	**588.3**	**624.4**	**572.7**	**523.8**
Commercial Mortgage-Backed Securities	271.9	269.3	314.9	323.3	324.2
Other Asset-Backed Securities*	21.9	23.5	32.5	32.5	36.7
Total Net Unrealized Gain/Loss	**5,844.8**	**5,242.3**	**5,977.5**	**4,759.7**	**3,165.3**

* Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

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Asset Backed Securities

Page 56 of 70

(in millions USD)

RMBS Balances by Collateral Type

	Balances as of									
	12/31/14		9/30/14		6/30/14		3/31/14		12/31/13	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	5,456.0	4,974.9	5,448.6	4,979.8	5,554.0	5,054.8	5,777.9	5,310.9	5,826.0	5,377.7
Prime / Non-Agency	776.8	632.2	906.2	761.1	959.6	806.0	904.0	750.2	933.7	786.5
Alt-A RMBS	408.7	351.7	325.7	269.1	337.7	279.6	353.3	297.7	353.5	307.4
Subprime Mortgage-Backed Securities	549.1	512.6	575.8	539.8	595.4	562.6	623.1	603.7	623.4	614.7
Total (1)	**7,190.6**	**6,471.4**	**7,256.3**	**6,549.8**	**7,446.7**	**6,703.0**	**7,658.3**	**6,962.5**	**7,736.6**	**7,086.3**

CMBS Balances by Year of Origination

	Balances as of									
	12/31/14		9/30/14		6/30/14		3/31/14		12/31/13	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2014	640.4	613.1	384.2	377.1	181.4	176.8	52.5	52.6	-	-
2013	513.4	476.8	427.2	411.5	390.6	375.1	341.6	337.7	197.2	200.4
2012	14.6	13.9	11.0	10.7	11.1	10.7	9.0	8.9	8.8	8.9
2011	9.9	10.0	-	-	-	-	-	-	-	-
2010	13.8	13.5	8.4	8.2	8.3	8.3	7.9	8.0	-	-
2008	11.0	9.5	11.1	9.4	11.4	9.5	11.4	9.3	11.4	9.3
2007	1,112.5	1,009.2	1,131.0	1,013.8	1,150.0	1,016.6	1,148.2	1,014.2	1,148.1	1,017.8
2006	1,166.0	1,090.9	1,186.7	1,097.5	1,216.1	1,107.3	1,238.9	1,116.9	1,252.7	1,127.4
2005 and prior	706.6	679.4	871.2	833.3	942.2	891.9	986.6	925.2	1,133.9	1,064.1
Total (1)	**4,188.2**	**3,916.3**	**4,030.8**	**3,761.5**	**3,911.1**	**3,596.2**	**3,796.1**	**3,472.8**	**3,752.1**	**3,427.9**

Other ABS Balances by Loan Classification

	Balances as of									
	12/31/14		9/30/14		6/30/14		3/31/14		12/31/13	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	611.6	597.0	662.9	648.1	638.4	619.0	576.4	558.0	558.1	538.5
Automobile Receivables	182.0	181.8	279.3	278.9	424.5	423.5	384.4	383.6	447.9	447.1
CLO's *	63.9	62.8	69.9	67.9	83.1	79.7	26.2	22.9	41.7	36.6
Other	203.8	197.8	236.0	229.7	259.7	251.0	246.8	236.8	266.1	254.9
Total (1)	**1,061.3**	**1,039.4**	**1,248.1**	**1,224.6**	**1,405.7**	**1,373.2**	**1,233.8**	**1,201.3**	**1,313.8**	**1,277.1**

* Excludes consolidated CLO's

(1) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Voya Financial
RMBS Securities Summary

(in millions USD)

RMBS[1]
By Rating and Origination Year
As of December 31, 2014

NAIC Designation	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	5,442.4	4,960.0	526.7	463.9	358.1	310.2	477.0	437.8	6,804.2	6,171.9
2	-	-	17.0	16.9	15.7	15.3	47.1	51.7	79.8	83.9
3	8.2	9.5	29.6	27.8	25.3	21.4	3.4	2.7	66.5	61.4
4	5.4	5.4	2.7	0.4	5.6	1.8	14.8	14.3	28.5	21.9
5	-	-	46.0	33.1	-	-	1.4	0.7	47.4	33.8
6	-	-	154.8	90.1	4.0	3.0	5.4	5.4	164.2	98.5
Total by rating [2]	**5,456.0**	**4,974.9**	**776.8**	**632.2**	**408.7**	**351.7**	**549.1**	**512.6**	**7,190.6**	**6,471.4**

ARO Rating	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	5,425.9	4,942.6	8.2	7.9	0.1	0.1	0.6	0.6	5,434.8	4,951.2
AA	2.7	2.7	27.3	25.7	-	-	2.2	2.2	32.2	30.6
A	3.7	3.7	23.5	22.0	2.8	2.6	24.8	25.3	54.8	53.6
BBB	-	-	81.5	79.3	12.7	12.9	21.6	22.2	115.8	114.4
BB	8.2	9.5	72.6	67.3	14.1	14.0	51.9	56.2	146.8	147.0
B and below	15.5	16.4	563.7	430.0	379.0	322.1	448.0	406.1	1,406.2	1,174.6
Total by rating [2]	**5,456.0**	**4,974.9**	**776.8**	**632.2**	**408.7**	**351.7**	**549.1**	**512.6**	**7,190.6**	**6,471.4**

Origination Year	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2014	266.1	264.4	-	-	-	-	-	-	266.1	264.4
2013	876.6	861.4	-	-	-	-	-	-	876.6	861.4
2012	734.1	735.4	-	-	-	-	-	-	734.1	735.4
2011	904.3	876.8	-	-	-	-	-	-	904.3	876.8
2010	664.1	641.0	21.3	20.5	-	-	-	-	685.4	661.5
2009	237.7	235.5	7.5	7.6	-	-	-	-	245.2	243.1
2008	135.4	123.3	-	-	-	-	-	-	135.4	123.3
2007	320.8	286.6	137.0	124.6	92.3	80.5	166.6	145.9	716.7	637.6
2006	388.8	282.1	202.0	123.8	138.5	109.2	151.9	134.1	881.2	649.2
2005 and prior	928.1	668.4	409.0	355.7	177.9	162.0	230.6	232.6	1,745.6	1,418.7
Total by origination year [2]	**5,456.0**	**4,974.9**	**776.8**	**632.2**	**408.7**	**351.7**	**549.1**	**512.6**	**7,190.6**	**6,471.4**

[1] Subprime mortgage-backed securities are included in RMBS under this presentation.
[2] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Voya Financial
CMBS and Other Asset-Backed Securities Summary

(in millions USD)

CMBS
By Rating and Vintage
As of December 31, 2014

	AAA		AA		A		BBB		BB		B & Below		Total	
Origination Year	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2014	640.4	613.1	-	-	-	-	-	-	-	-	-	-	640.4	613.1
2013	513.4	476.8	-	-	-	-	-	-	-	-	-	-	513.4	476.8
2012	14.6	13.9	-	-	-	-	-	-	-	-	-	-	14.6	13.9
2011	9.9	10.0	-	-	-	-	-	-	-	-	-	-	9.9	10.0
2010	13.5	13.2	0.3	0.3	-	-	-	-	-	-	-	-	13.8	13.5
2008	-	-	-	-	-	-	-	-	11.0	9.5	-	-	11.0	9.5
2007	123.1	114.5	264.8	246.0	151.7	141.5	145.9	119.6	271.7	257.0	155.3	130.6	1,112.5	1,009.2
2006	589.0	565.9	102.2	96.7	194.0	182.7	156.2	144.4	61.3	58.7	63.3	42.5	1,166.0	1,090.9
2005 and prior	331.4	325.8	147.7	144.2	128.4	124.9	48.5	45.0	36.9	30.9	13.7	8.6	706.6	679.4
Total by origination year [(1)]	**2,235.3**	**2,133.2**	**515.0**	**487.2**	**474.1**	**449.1**	**350.6**	**309.0**	**380.9**	**356.1**	**232.3**	**181.7**	**4,188.2**	**3,916.3**

Other Asset-Backed Securities*
By Rating and Classification
As of December 31, 2014

	Credit Card Receivables		Automobile Receivables		CLO's**		Other		Total	
ARO Rating	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	590.5	576.0	182.0	181.8	-	-	157.0	151.0	929.5	908.8
AA	-	-	-	-	26.8	25.7	7.1	7.6	33.9	33.3
A	21.1	21.0	-	-	37.1	37.1	17.2	17.3	75.4	75.4
BBB	-	-	-	-	-	-	22.3	21.7	22.3	21.7
BB	-	-	-	-	-	-	0.2	0.2	0.2	0.2
B and below	-	-	-	-	-	-	-	-	-	-
Total by rating [(1)]	**611.6**	**597.0**	**182.0**	**181.8**	**63.9**	**62.8**	**203.8**	**197.8**	**1,061.3**	**1,039.4**

	Credit Card Receivables		Automobile Receivables		CLO's**		Other		Total	
NAIC Designation	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	611.6	597.0	182.0	181.8	63.9	62.8	181.3	175.9	1,038.8	1,017.5
2	-	-	-	-	-	-	22.3	21.7	22.3	21.7
3	-	-	-	-	-	-	0.2	0.2	0.2	0.2
4	-	-	-	-	-	-	-	-	-	-
5	-	-	-	-	-	-	-	-	-	-
6	-	-	-	-	-	-	-	-	-	-
Total by rating [(1)]	**611.6**	**597.0**	**182.0**	**181.8**	**63.9**	**62.8**	**203.8**	**197.8**	**1,061.3**	**1,039.4**

* Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.
** Excludes consolidated CLO's
[(1)] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Voya Financial
Mortgage Loans on Real Estate

(in millions USD)

Mortgage Loans on Real Estate by Region and Property Type

	Balances as of									
	12/31/14		9/30/14		6/30/14		3/31/14		12/31/13	
U.S. Region	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Pacific	2,395.9	24.6%	2,490.9	25.0%	2,339.7	24.6%	2,369.2	25.6%	2,281.8	24.5%
South Atlantic	2,028.0	20.7%	2,031.3	20.4%	2,032.9	21.4%	1,964.6	21.2%	1,936.0	20.8%
Middle Atlantic	1,402.0	14.3%	1,355.1	13.6%	1,201.8	12.7%	1,113.2	12.0%	1,112.0	11.9%
East North Central	1,030.8	10.5%	1,190.5	12.0%	1,124.2	11.8%	1,055.6	11.4%	1,037.5	11.1%
West South Central	1,147.7	11.7%	1,101.6	11.1%	1,134.3	11.9%	1,112.7	12.0%	1,122.3	12.0%
Mountain	832.2	8.5%	837.8	8.4%	809.2	8.5%	771.7	8.3%	790.4	8.5%
West North Central	514.0	5.2%	528.4	5.3%	509.6	5.4%	525.6	5.7%	517.2	5.6%
New England	197.0	2.0%	182.3	1.8%	147.9	1.6%	150.2	1.6%	318.1	3.4%
East South Central	249.3	2.5%	235.2	2.4%	195.1	2.1%	198.7	2.2%	200.7	2.2%
Total Commercial Mortgage Loans [1]	**9,796.9**	**100.0%**	**9,953.1**	**100.0%**	**9,494.7**	**100.0%**	**9,261.5**	**100.0%**	**9,316.0**	**100.0%**
Property Type										
Industrial	2,283.0	23.3%	2,769.3	27.8%	2,731.2	28.7%	2,818.6	30.4%	2,848.0	30.6%
Retail	3,408.4	34.8%	3,190.4	32.1%	2,949.1	31.0%	2,951.0	31.9%	2,936.9	31.5%
Office	1,246.5	12.7%	1,226.3	12.3%	1,193.3	12.6%	1,089.0	11.7%	1,242.2	13.3%
Apartments	1,680.7	17.2%	1,582.2	15.9%	1,440.5	15.2%	1,348.7	14.6%	1,296.1	13.9%
Hotel/Motel	382.7	3.9%	390.3	3.9%	414.2	4.4%	382.1	4.1%	430.6	4.6%
Other	449.1	4.6%	446.8	4.5%	416.7	4.4%	366.3	4.0%	378.1	4.1%
Mixed Use	346.5	3.5%	347.8	3.5%	349.7	3.7%	305.8	3.3%	184.1	2.0%
Total Commercial Mortgage Loans [1]	**9,796.9**	**100.0%**	**9,953.1**	**100.0%**	**9,494.7**	**100.0%**	**9,261.5**	**100.0%**	**9,316.0**	**100.0%**
Loan Size										
Under $5 million	1,383.3	14.1%	1,415.3	14.2%	1,439.6	15.2%	1,507.8	16.3%	1,516.5	16.3%
$5 million but less than $10 million	1,543.8	15.8%	1,548.4	15.6%	1,587.4	16.7%	1,549.4	16.7%	1,582.2	17.0%
$10 million but less than $20 million	2,370.1	24.2%	2,262.8	22.7%	2,100.0	22.1%	1,936.7	20.9%	1,899.5	20.4%
$20 million but less than $30 million	1,307.9	13.4%	1,265.6	12.7%	1,159.5	12.2%	1,097.7	11.9%	1,077.7	11.6%
$30 million and over	3,191.8	32.5%	3,461.0	34.8%	3,208.2	33.8%	3,169.9	34.2%	3,240.1	34.7%
Total Commercial Mortgage Loans [1]	**9,796.9**	**100.0%**	**9,953.1**	**100.0%**	**9,494.7**	**100.0%**	**9,261.5**	**100.0%**	**9,316.0**	**100.0%**
Other Stats as ratios										
LTV - Origination	59.9%		59.7%		59.3%		59.2%		59.0%	
LTV - Current	55.4%		56.2%		55.8%		55.8%		55.5%	
Debt Service Coverage	2.0		1.9		1.9		2.0		2.0	
Other Stats in USD millions										
60+day delinq (incl in process of foreclosure)										
US GAAP Book Value	-		-		-		-		5.1	
Allowance for loan losses	2.8		3.4		3.3		3.4		3.8	

[1] Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

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Voya Financial
U.S. and Foreign Corporate Securities

(in millions USD)

Summary of Corporate Securities by Industry Category

		Balances as of									
		12/31/14		9/30/14		6/30/14		3/31/14		12/31/13	
Type	**Industry**	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	4,073.3	9.7%	4,031.8	9.7%	4,113.4	9.8%	4,001.1	9.8%	3,835.1	9.8%
	Financial	7,273.3	17.3%	7,231.8	17.3%	6,935.2	16.6%	6,641.5	16.3%	6,177.7	15.8%
	Industrial and other companies	22,598.3	54.0%	22,462.8	53.8%	22,795.9	54.5%	22,240.0	54.8%	21,556.7	55.1%
	Utilities	6,855.1	16.3%	6,869.4	16.5%	6,911.1	16.5%	6,690.3	16.5%	6,472.2	16.6%
	Transportation	1,153.6	2.7%	1,108.0	2.7%	1,097.1	2.6%	1,068.6	2.6%	1,036.1	2.7%
	Sub-total	41,953.6	100.0%	41,703.8	100.0%	41,852.7	100.0%	40,641.5	100.0%	39,077.8	100.0%
Private	Communications	367.9	2.6%	368.1	2.5%	387.9	2.7%	340.0	2.4%	400.7	2.9%
	Financial	1,016.5	7.1%	1,000.2	6.9%	1,013.0	7.0%	982.2	6.8%	957.0	7.0%
	Industrial and other companies	9,335.8	65.1%	9,317.6	64.3%	9,394.6	64.9%	9,390.9	65.3%	8,706.4	63.6%
	Utilities	3,131.4	21.8%	3,319.7	22.9%	3,226.8	22.3%	3,182.8	22.2%	3,156.2	23.0%
	Transportation	488.5	3.4%	489.3	3.4%	443.3	3.1%	469.5	3.3%	485.6	3.5%
	Sub-total	14,340.1	100.0%	14,494.9	100.0%	14,465.6	100.0%	14,365.4	100.0%	13,705.9	100.0%
Total	Communications	4,441.2	7.9%	4,399.9	7.8%	4,501.3	8.0%	4,341.1	7.9%	4,235.8	8.0%
	Financial	8,289.8	14.7%	8,232.0	14.6%	7,948.2	14.1%	7,623.7	13.9%	7,134.7	13.5%
	Industrial and other companies	31,934.1	56.8%	31,780.4	56.7%	32,190.5	57.2%	31,630.9	57.5%	30,263.1	57.4%
	Utilities	9,986.5	17.7%	10,189.1	18.1%	10,137.9	18.0%	9,873.1	17.9%	9,628.4	18.2%
	Transportation	1,642.1	2.9%	1,597.3	2.8%	1,540.4	2.7%	1,538.1	2.8%	1,521.7	2.9%
	Total	**56,293.7**	**100.0%**	**56,198.7**	**100.0%**	**56,318.3**	**100.0%**	**55,006.9**	**100.0%**	**52,783.7**	**100.0%**

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Voya Financial
Exposure to European Debt-Fixed Maturities and Equity Securities

(in millions USD)

Exposure to Select European Countries	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
As of December 31, 2014	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Amortized Cost**	**% of Total**
Ireland	-	0.0%	-	0.0%	233.3	3.1%	233.3	2.7%	212.3	2.6%
Italy	-	0.0%	-	0.0%	293.6	3.9%	293.6	3.4%	270.6	3.3%
Portugal	-	0.0%	-	0.0%	10.3	0.1%	10.3	0.1%	8.0	0.1%
Spain	-	0.0%	-	0.0%	216.9	2.9%	216.9	2.5%	192.5	2.4%
Total Peripheral Euro-Zone	**-**	**0.0%**	**-**	**0.0%**	**754.1**	**10.0%**	**754.1**	**8.7%**	**683.4**	**8.4%**
Austria	-	0.0%	-	0.0%	15.3	0.2%	15.3	0.2%	15.0	0.2%
Belgium	37.6	16.0%	-	0.0%	317.1	4.2%	354.7	4.0%	299.8	3.7%
Bulgaria	5.4	2.3%	-	0.0%	-	0.0%	5.4	0.1%	5.4	0.1%
Croatia	28.2	12.0%	-	0.0%	-	0.0%	28.2	0.3%	25.6	0.3%
Czech Republic	-	0.0%	-	0.0%	10.6	0.1%	10.6	0.1%	10.1	0.1%
Denmark	-	0.0%	-	0.0%	131.2	1.7%	131.2	1.5%	122.4	1.5%
Finland	-	0.0%	-	0.0%	18.3	0.2%	18.3	0.2%	17.0	0.2%
France	-	0.0%	160.8	16.4%	440.3	5.8%	601.1	6.9%	563.3	6.9%
Germany	-	0.0%	56.1	5.7%	647.2	8.6%	703.3	8.0%	663.7	8.1%
Hungary	6.0	2.5%	-	0.0%	-	0.0%	6.0	0.1%	6.0	0.1%
Iceland	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Kazakhstan	39.3	16.7%	1.3	0.1%	23.2	0.3%	63.8	0.7%	65.6	0.8%
Latvia	4.8	2.0%	-	0.0%	-	0.0%	4.8	0.1%	4.6	0.1%
Lithuania	34.5	14.7%	-	0.0%	-	0.0%	34.5	0.4%	30.3	0.4%
Luxembourg	-	0.0%	-	0.0%	45.0	0.6%	45.0	0.5%	42.0	0.5%
Netherlands	-	0.0%	189.7	19.4%	981.4	13.1%	1,171.1	13.3%	1,082.3	13.1%
Norway	-	0.0%	-	0.0%	280.7	3.7%	280.7	3.2%	267.7	3.3%
Russian Federation	50.4	21.4%	4.2	0.4%	77.5	1.0%	132.1	1.5%	143.5	1.8%
Slovakia	5.5	2.3%	-	0.0%	-	0.0%	5.5	0.1%	5.0	0.1%
Slovenia	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Sweden	-	0.0%	53.4	5.5%	85.9	1.1%	139.3	1.6%	129.1	1.6%
Switzerland	-	0.0%	218.5	22.3%	675.8	9.0%	894.3	10.2%	830.1	10.1%
Turkey	23.7	10.1%	-	0.0%	42.9	0.6%	66.6	0.8%	65.0	0.8%
United Kingdom	-	0.0%	295.5	30.2%	2,999.4	39.8%	3,294.9	37.5%	3,096.1	37.8%
Total Non-Peripheral Europe	**235.4**	**100.0%**	**979.5**	**100.0%**	**6,791.8**	**90.0%**	**8,006.7**	**91.3%**	**7,489.6**	**91.6%**
Total Europe	**235.4**	**100.0%**	**979.5**	**100.0%**	**7,545.9**	**100.0%**	**8,760.8**	**100.0%**	**8,173.0**	**100.0%**

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Additional Information

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Voya Financial
Adjustments to Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
DAC/VOBA and other intangibles unlocking [1]							
Retirement	4.6	(30.4)	7.1	(11.3)	4.0	(30.0)	45.6
Annuities	(1.1)	17.8	6.5	3.2	26.8	26.4	83.3
Total Retirement Solutions	3.5	(12.6)	13.6	(8.1)	30.8	(3.6)	128.9
Investment Management	-	-	-	-	-	-	-
Individual Life	5.5	(7.1)	(1.5)	(7.1)	(7.8)	(10.2)	4.8
Employee Benefits	-	(1.4)	(1.8)	(4.6)	(0.5)	(7.8)	(0.5)
Total Insurance Solutions	5.5	(8.5)	(3.3)	(11.7)	(8.3)	(18.0)	4.3
Ongoing Business	**9.0**	**(21.1)**	**10.3**	**(19.8)**	**22.5**	**(21.6)**	**133.2**
Corporate	-	-	-	-	-	-	-
Total Closed Blocks	-	-	-	-	-	-	-
Total DAC/VOBA and other intangibles unlocking	**9.0**	**(21.1)**	**10.3**	**(19.8)**	**22.5**	**(21.6)**	**133.2**
Additional adjustments [2]							
Retirement	-	-	-	-	0.2	-	12.9
Annuities	-	-	-	-	0.8	-	13.5
Total Retirement Solutions	-	-	-	-	1.0	-	26.4
Investment Management	-	-	-	-	1.7	-	13.2
Individual Life	20.0	-	-	-	3.1	20.0	39.7
Employee Benefits	-	-	-	-	0.3	-	4.3
Total Insurance Solutions	20.0	-	-	-	3.4	20.0	44.0
Ongoing Business	**20.0**	**-**	**-**	**-**	**6.1**	**20.0**	**83.6**
Corporate	(47.4)	(46.8)	(41.0)	(48.8)	(43.8)	(184.0)	(176.5)
Total Closed Blocks	-	-	-	-	(0.4)	-	0.2
Total non-recurring items and interest expense	**(27.4)**	**(46.8)**	**(41.0)**	**(48.8)**	**(38.1)**	**(164.0)**	**(92.7)**
Total adjustments to operating earnings							
Retirement	4.6	(30.4)	7.1	(11.3)	4.2	(30.0)	58.5
Annuities	(1.1)	17.8	6.5	3.2	27.6	26.4	96.8
Total Retirement Solutions	3.5	(12.6)	13.6	(8.1)	31.8	(3.6)	155.3
Investment Management	-	-	-	-	1.7	-	13.2
Individual Life	25.5	(7.1)	(1.5)	(7.1)	(4.7)	9.8	44.5
Employee Benefits	-	(1.4)	(1.8)	(4.6)	(0.2)	(7.8)	3.8
Total Insurance Solutions	25.5	(8.5)	(3.3)	(11.7)	(4.9)	2.0	48.3
Ongoing Business	**29.0**	**(21.1)**	**10.3**	**(19.8)**	**28.6**	**(1.6)**	**216.8**
Corporate	(47.4)	(46.8)	(41.0)	(48.8)	(43.8)	(184.0)	(176.5)
Total Closed Blocks	-	-	-	-	(0.4)	-	0.2
Total adjustments to operating earnings	**(18.4)**	**(67.9)**	**(30.7)**	**(68.6)**	**(15.6)**	**(185.6)**	**40.5**

[1] DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC

[2] Additional adjustments include impact of interest expenses, the Net gain (loss) from Lehman Recovery/LIHTC, and the Gain on reinsurance recapture

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Voya Financial
Calculation and Reconciliation of ROE and ROC

(in millions USD, unless otherwise indicated)	Three Months Ended					Twelve Months Ended [2]	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
GAAP Return on Equity (Quarter to Date)							
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**1,394.5**	**400.8**	**246.3**	**258.1**	**548.1**	**2,299.7**	**600.5**
Voya Financial, Inc. shareholders' equity: end of period	**16,108**	**14,585**	**14,818**	**14,002**	**13,272**	**16,108**	**13,272**
Voya Financial, Inc. shareholders' equity: average for period	15,347	14,702	14,410	13,637	13,021	14,524	13,574
GAAP Return on Equity	**36.3%**	**10.9%**	**6.8%**	**7.6%**	**16.8%**	**15.8%**	**4.4%**
Ongoing Business Adjusted Operating Return on Capital and Adjusted Operating Return on Equity							
Ongoing Business adjusted operating earnings before income taxes	**392.8**	**352.0**	**345.8**	**287.3**	**323.6**	**1,377.9**	**1,211.8**
Income taxes on adjusted operating earnings (based on an assumed tax rate of 35%)	(137.5)	(123.2)	(121.0)	(100.6)	(113.3)	(482.2)	(424.2)
Ongoing Business adjusted operating earnings after income taxes	255.3	228.8	224.8	186.7	210.3	895.7	787.6
Interest expense after-tax [1]	(18.7)	(19.5)	(19.5)	(19.6)	(19.9)	(77.3)	(79.9)
Ongoing Business adjusted operating earnings after income taxes and interest expense	**236.6**	**209.3**	**205.3**	**167.1**	**190.4**	**818.4**	**707.7**
End of period capital for Ongoing Business	**8,777**	**9,115**	**9,063**	**9,123**	**9,216**	**8,777**	**9,216**
Average capital for Ongoing Business [2]	8,763	9,089	9,092	9,170	9,318	9,028	9,137
Average debt (based on 25% debt-to-capital ratio)	(2,191)	(2,272)	(2,273)	(2,293)	(2,329)	(2,257)	(2,284)
Average equity for Ongoing Business	**6,572**	**6,817**	**6,819**	**6,877**	**6,988**	**6,771**	**6,853**
Adjusted Operating Return on Capital for Ongoing Business	**11.7%**	**10.1%**	**9.9%**	**8.2%**	**9.0%**	**9.9%**	**8.6%**
Adjusted Operating Return on Equity for Ongoing Business [1]	**14.4%**	**12.3%**	**12.0%**	**9.7%**	**10.9%**	**12.1%**	**10.3%**

[1] Assumes debt-to-capital ratio of 25% for all time periods presented, a weighted average pre-tax interest rate of 5.5% for all periods prior to the third quarter of 2013, when the company completed recapitalization, and the actual weighted average pre-tax interest rate for all periods starting with the third quarter of 2013.

[2] Effective with the twelve months ending March 31,2014, average capital and equity are calculated by taking the average of the quarterly capital and equity averages for the trailing four quarters, whereas in previous periods, average capital and equity were calculated by two point average (Beginning of Year and End of Current Period)

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Voya Financial
Operating Revenues by Segment

(in millions USD)	Three Months Ended 12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	Year-to-Date 12/31/14	12/31/13
Retirement	630.3	605.7	592.9	598.5	612.4	2,427.4	2,399.4
Annuities	323.6	344.6	330.8	354.4	313.9	1,353.4	1,244.6
Total Retirement Solutions	953.9	950.3	923.7	952.9	926.3	3,780.8	3,644.0
Investment Management	163.4	168.3	163.2	160.5	167.1	655.4	607.7
Individual Life	646.6	679.1	699.9	692.2	692.9	2,717.8	2,791.9
Employee Benefits	345.7	345.9	342.5	338.9	316.5	1,373.0	1,262.5
Total Insurance Solutions	992.3	1,025.0	1,042.4	1,031.1	1,009.4	4,090.8	4,054.4
Ongoing Business	**2,109.6**	**2,143.6**	**2,129.3**	**2,144.5**	**2,102.8**	**8,527.0**	**8,306.1**
Corporate	19.5	22.9	23.6	25.3	33.6	91.3	87.4
Total Closed Blocks	27.7	25.4	24.0	25.6	27.0	102.7	136.8
Total operating revenues	**2,156.8**	**2,191.9**	**2,176.9**	**2,195.4**	**2,163.4**	**8,721.0**	**8,530.3**
Adjustments:							
Closed Block Variable Annuity	188.7	660.6	112.1	284.6	(155.9)	1,246.0	(726.2)
Net realized investment gains (losses) and related charges and adjustments	51.9	48.2	67.0	49.6	129.1	216.7	157.4
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(30.5)	48.2	(24.3)	(23.9)	(21.8)	(30.5)	104.0
Revenues (losses) related to business exited through reinsurance or divestment	68.2	(4.8)	66.9	19.0	(5.4)	149.3	(76.2)
Revenues (loss) attributable to noncontrolling interests	0.2	174.9	219.1	60.8	157.1	455.0	411.2
Other adjustments to operating revenues*	75.5	72.1	80.4	85.4	97.4	313.4	358.0
Total revenue	**2,510.8**	**3,191.1**	**2,698.1**	**2,670.9**	**2,364.0**	**11,070.9**	**8,758.5**

* Other adjustments to operating revenue includes: Fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, as well as other items where the income is passed on to third parties.

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Investment spread and other investment income:							
Net investment income and net realized gains (losses)							
Retirement	394.4	393.6	379.6	388.5	397.4	1,556.1	1,569.6
Annuities	280.9	282.3	275.8	270.6	283.4	1,109.6	1,149.9
Investment Management	(4.6)	9.0	8.0	7.3	11.7	19.7	37.0
Individual Life	223.5	226.3	215.5	219.8	224.5	885.1	915.5
Employee Benefits	27.8	29.1	27.7	26.7	29.2	111.3	117.6
Total net investment income and net realized gains (losses)	**922.0**	**940.3**	**906.6**	**912.9**	**946.2**	**3,681.8**	**3,789.6**
Total Ongoing Business	**922.0**	**940.3**	**906.6**	**912.9**	**946.2**	**3,681.8**	**3,789.6**
Adjustments:							
Interest credited	(529.1)	(539.2)	(540.4)	(541.9)	(553.7)	(2,150.6)	(2,211.0)
Credit facility fees	(2.0)	(2.6)	(2.6)	(2.9)	(1.7)	(10.1)	(8.0)
Other	(4.0)	(4.3)	(1.7)	(6.2)	(6.1)	(16.2)	(23.8)
Total adjustments	**(535.1)**	**(546.1)**	**(544.7)**	**(551.0)**	**(561.5)**	**(2,176.9)**	**(2,242.8)**
Ongoing investment spread and other investment income	**386.9**	**394.2**	**361.9**	**361.9**	**384.7**	**1,504.9**	**1,546.8**
Fee based margin:							
Fee income							
Retirement	194.8	193.5	192.9	191.1	196.1	772.3	759.9
Annuities	14.6	15.0	14.2	13.2	12.2	57.0	45.1
Investment Management	148.7	149.5	147.1	145.8	141.4	591.1	530.8
Individual Life	273.2	269.3	285.5	283.6	278.5	1,111.6	1,113.7
Employee Benefits	15.4	23.9	14.7	15.6	15.9	69.6	63.0
Total Fee Income	**646.7**	**651.2**	**654.4**	**649.3**	**644.1**	**2,601.6**	**2,512.5**
Other revenue							
Retirement	19.3	17.9	17.0	18.2	18.2	72.4	64.2
Annuities	3.4	4.6	5.3	4.5	3.9	17.8	13.2
Investment Management	19.3	9.8	8.1	7.4	14.0	44.6	39.9
Individual Life	4.8	4.4	7.2	5.1	4.6	21.5	24.8
Employee Benefits	(0.9)	(0.8)	(2.7)	0.3	(1.0)	(4.1)	(4.0)
Total other revenue	**45.9**	**35.9**	**34.9**	**35.5**	**39.7**	**152.2**	**138.1**
Total Ongoing Business	**692.6**	**687.1**	**689.3**	**684.8**	**683.8**	**2,753.8**	**2,650.6**
Adjustments:							
Surrender fees and MVA charges	(5.2)	(8.2)	(7.1)	(7.8)	(6.5)	(28.3)	(29.9)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(282.9)	(287.4)	(294.1)	(291.7)	(288.9)	(1,156.1)	(1,151.5)
Other	(1.0)	(1.7)	(2.8)	(4.1)	0.3	(9.6)	(3.0)
Total adjustments	**(289.1)**	**(297.3)**	**(304.0)**	**(303.6)**	**(295.1)**	**(1,194.0)**	**(1,184.4)**
Ongoing fee based margin	**403.5**	**389.8**	**385.3**	**381.2**	**388.7**	**1,559.8**	**1,466.2**

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Net underwriting gain (loss) and other revenue:							
Premiums							
Retirement	21.8	0.7	3.4	0.7	0.7	26.6	5.7
Annuities	24.7	42.7	35.5	66.1	14.4	169.0	36.4
Investment Management	-	-	-	-	-	-	-
Individual Life	145.1	179.1	191.7	183.7	185.3	699.6	737.9
Employee Benefits	303.4	293.7	302.8	296.3	272.4	1,196.2	1,085.9
Total premiums	**495.0**	**516.2**	**533.4**	**546.8**	**472.8**	**2,091.4**	**1,865.9**
Interest credited and other policyholder benefits							
Retirement	(230.9)	(209.4)	(209.3)	(210.7)	(218.2)	(860.3)	(848.4)
Annuities	(181.8)	(204.1)	(197.4)	(229.8)	(180.4)	(813.1)	(730.9)
Investment Management	-	-	-	-	-	-	-
Individual Life	(455.7)	(632.8)	(499.3)	(527.8)	(518.8)	(2,115.6)	(2,001.5)
Employee Benefits	(220.9)	(235.7)	(239.6)	(244.5)	(223.9)	(940.7)	(903.4)
Total interest credited and other policyholder benefits	**(1,089.3)**	**(1,282.0)**	**(1,145.6)**	**(1,212.8)**	**(1,141.3)**	**(4,729.7)**	**(4,484.2)**
Total Ongoing Business	**(594.3)**	**(765.8)**	**(612.2)**	**(666.0)**	**(668.5)**	**(2,638.3)**	**(2,618.3)**
Adjustments:							
Interest credited	529.1	539.2	540.4	541.9	553.7	2,150.6	2,211.0
Surrender fees and MVA charges	5.2	8.2	7.1	7.8	6.5	28.3	29.9
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	301.1	297.5	293.9	288.0	289.6	1,180.5	1,159.5
Sales inducements amortization and unlocking	9.6	4.8	7.6	8.3	6.4	30.3	34.6
FAS 113 and SOP 03-1 amortization and unlocking	18.0	113.5	0.4	6.7	6.6	138.6	(2.9)
Credit facility fees	(21.1)	(22.7)	(22.0)	(22.2)	(19.7)	(88.0)	(73.6)
Other	3.4	6.8	4.2	9.1	6.1	23.5	23.4
Total adjustments	**845.3**	**947.3**	**831.6**	**839.6**	**849.2**	**3,463.8**	**3,381.9**
Ongoing net underwriting gain (loss) and other revenue	**251.0**	**181.5**	**219.4**	**173.6**	**180.7**	**825.5**	**763.6**

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Administrative expenses and trail commissions:							
Operating and interest expense							
Retirement	(214.3)	(208.6)	(217.3)	(226.0)	(220.1)	(866.2)	(839.9)
Annuities	(32.9)	(34.8)	(36.6)	(35.5)	(32.1)	(139.8)	(127.0)
Investment Management	(116.4)	(109.7)	(108.3)	(110.7)	(114.2)	(445.1)	(429.6)
Individual Life	(83.5)	(88.7)	(91.3)	(95.7)	(88.9)	(359.2)	(359.4)
Employee Benefits	(64.5)	(60.9)	(60.9)	(68.4)	(57.1)	(254.7)	(236.1)
Total operating and interest expense	**(511.6)**	**(502.7)**	**(514.4)**	**(536.3)**	**(512.4)**	**(2,065.0)**	**(1,992.0)**
Total Ongoing Business	**(511.6)**	**(502.7)**	**(514.4)**	**(536.3)**	**(512.4)**	**(2,065.0)**	**(1,992.0)**
Adjustments:							
Credit facility fees	23.1	25.3	24.6	25.1	21.4	98.1	81.6
Other	1.5	(0.6)	0.8	1.1	0.5	2.8	3.3
Total adjustments	**24.6**	**24.7**	**25.4**	**26.2**	**21.9**	**100.9**	**84.9**
Ongoing administrative expenses and trail commissions	**(487.0)**	**(478.0)**	**(489.0)**	**(510.1)**	**(490.5)**	**(1,964.1)**	**(1,907.1)**
DAC/VOBA and other intangibles amortization and unlocking:							
Net amortization of DAC/VOBA							
Retirement	(35.2)	(70.5)	(30.5)	(46.9)	(35.5)	(183.1)	(115.3)
Annuities	(44.2)	(27.4)	(32.6)	(34.3)	(18.2)	(138.5)	(92.9)
Investment Management	-	-	-	-	-	-	-
Individual Life	(4.4)	82.2	(45.9)	(37.6)	(38.2)	(5.7)	(176.2)
Employee Benefits	(3.1)	(12.3)	(4.2)	(9.1)	(5.0)	(28.7)	(16.9)
Total net amortization of DAC/VOBA	**(86.9)**	**(28.0)**	**(113.2)**	**(127.9)**	**(96.9)**	**(356.0)**	**(401.3)**
Total Ongoing Business	**(86.9)**	**(28.0)**	**(113.2)**	**(127.9)**	**(96.9)**	**(356.0)**	**(401.3)**
Adjustments							
Sales inducements amortization and unlocking	(9.6)	(4.8)	(7.6)	(8.3)	(6.4)	(30.3)	(34.6)
FAS 113 and SOP 03-1 amortization and unlocking	(18.0)	(113.5)	(0.4)	(6.7)	(6.6)	(138.6)	2.9
Unearned revenue reserve amortization and unlocking	(18.2)	(10.1)	0.2	3.7	(0.7)	(24.4)	(8.0)
Other	0.1	(0.2)	(0.5)	0.1	(0.8)	(0.5)	0.1
Total adjustments	**(45.7)**	**(128.6)**	**(8.3)**	**(11.2)**	**(14.5)**	**(193.8)**	**(39.6)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(132.6)**	**(156.6)**	**(121.5)**	**(139.1)**	**(111.4)**	**(549.8)**	**(440.9)**

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Voya Financial
Fixed Maturity Securities - Businesses Exited Through Reinsurance

(in millions USD)

Total investments, after consolidation (See Portfolio Composition page), include the following amounts related to businesses exited through reinsurance where assets are retained on The Company's balance sheet:

	Balances as of				
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Fixed Maturity Securities - Businesses Exited Through Reinsurance					
Security Sector					
U.S. Government agencies and authorities	70.3	64.7	73.3	86.1	73.9
U.S. Corporate - Public	1,397.3	1,379.4	1,437.7	818.8	838.8
Foreign Government / Agency	-	-	-	-	-
Foreign Corporate - Public	201.4	216.1	225.9	135.6	132.6
State, municipalities and political subdivisions	112.7	109.2	108.8	107.1	102.6
Residential mortgaged-backed securities:					
Agency	70.0	73.3	77.4	81.2	90.2
Non - Agency	99.1	102.9	100.6	0.9	1.1
Total Residential mortgage-backed securities	**169.1**	**176.2**	**178.0**	**82.1**	**91.3**
Commercial mortgage-backed securities	81.4	95.8	109.7	88.2	91.4
Other asset-backed securities	93.0	94.0	95.6	17.8	18.1
Total fixed maturities, including securities pledged	**2,125.2**	**2,135.4**	**2,229.0**	**1,335.7**	**1,348.7**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of December 31, 2014
By ARO Rating

	Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	70.0	70.0	-	-	-	-	-
Non - Agency	99.1	-	-	-	0.5	0.2	98.4
Total Residential mortgage-backed securities	**169.1**	**70.0**	**-**	**-**	**0.5**	**0.2**	**98.4**
Commercial mortgage-backed securities	81.4	30.6	7.8	10.2	20.1	5.8	6.9
Other asset-backed securities	93.0	16.4	23.7	40.3	12.6	-	-
Total Structured securities	**343.5**	**117.0**	**31.5**	**50.5**	**33.2**	**6.0**	**105.3**
Non-structured securities	1,781.7	117.6	187.1	905.8	567.8	3.4	-
Total fixed maturities securities	**2,125.2**	**234.6**	**218.6**	**956.3**	**601.0**	**9.4**	**105.3**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of September 30, 2014
By ARO Rating

	Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	73.3	73.3	-	-	-	-	-
Non - Agency	102.9	-	-	-	0.5	0.2	102.2
Total Residential mortgage-backed securities	**176.2**	**73.3**	**-**	**-**	**0.5**	**0.2**	**102.2**
Commercial mortgage-backed securities	95.8	43.8	4.4	14.0	20.8	5.9	6.9
Other asset-backed securities	94.0	16.8	23.7	40.7	12.8	-	-
Total Structured securities	**366.0**	**133.9**	**28.1**	**54.7**	**34.1**	**6.1**	**109.1**
Non-structured securities	1,769.4	109.1	194.7	882.8	582.7	0.1	-
Total fixed maturities securities	**2,135.4**	**243.0**	**222.8**	**937.5**	**616.8**	**6.2**	**109.1**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of December 31, 2014
By NAIC Designation

	Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	70.0	70.0	-	-	-	-	-
Non - Agency	99.1	94.2	-	-	0.2	4.7	-
Total Residential mortgage-backed securities	**169.1**	**164.2**	**-**	**-**	**0.2**	**4.7**	**-**
Commercial mortgage-backed securities	81.4	61.7	13.9	5.8	-	-	-
Other asset-backed securities	93.0	80.4	12.6	-	-	-	-
Total Structured securities	**343.5**	**306.3**	**26.5**	**5.8**	**0.2**	**4.7**	**-**
Non-structured securities	1,781.7	1,210.5	567.8	3.4	-	-	-
Total fixed maturities securities	**2,125.2**	**1,516.8**	**594.3**	**9.2**	**0.2**	**4.7**	**-**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of September 30, 2014
By NAIC Designation

	Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	73.3	73.3	-	-	-	-	-
Non - Agency	102.9	91.3	11.6	-	-	-	-
Total Residential mortgage-backed securities	**176.2**	**164.6**	**11.6**	**-**	**-**	**-**	**-**
Commercial mortgage-backed securities	95.8	75.2	14.7	5.9	-	-	-
Other asset-backed securities	94.0	81.2	12.8	-	-	-	-
Total Structured securities	**366.0**	**321.0**	**39.1**	**5.9**	**-**	**-**	**-**
Non-structured securities	1,769.4	1,186.6	582.7	0.1	-	-	-
Total fixed maturities securities	**2,135.4**	**1,507.6**	**621.8**	**6.0**	**-**	**-**	**-**

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VOYA FINANCIAL™

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Voya Financial Ratings

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
Voya Retirement Insurance and Annuity Company	A	A-	A-	A3
Voya Insurance and Annuity Company	A	A-	A-	A3
Midwestern United Life Insurance Company	A-	NR	A-	NR
ReliaStar Life Insurance Company	A	A-	A-	A3
ReliaStar Life Insurance Company of New York	A	A-	A-	A3
Security Life of Denver Insurance Company	A	A-	A-	A3
Credit Ratings				
Voya Financial, Inc.				
Long-Term Issuer Credit	bbb	BBB	BBB-	Baa3
Long-Term Senior Unsecured Debt	bbb	BBB-	BBB-	Baa3
Junior Subordinated Debt	bb+	BB	BB	Ba1 (hyb)
Voya Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB-	Baa3

Investor Information

Corporate Offices:

Voya Financial
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Christopher Breslin
212-309-8941
Christopher.Breslin@voya.com

Web Site:
investors.voya.com

Investor Contact:

Darin Arita
212-309-8999
IR@voya.com

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